                                                                    EXHIBIT 10.4

                                  PENSION PLAN

                                       OF

                        REMINGTON OIL AND GAS CORPORATION













         As Amended and Restated
         Effective January 1, 2000

                                  PENSION PLAN
                                       OF
                        REMINGTON OIL AND GAS CORPORATION

                             As Amended and Restated
                            Effective January 1, 2000

                                Table of Contents

                                                                                                           Page No.
                                                                                                           --------
ARTICLE I           ESTABLISHMENT AND PURPOSE OF THE PLAN.........................................................2

         Section 1.01      Designation............................................................................2
         Section 1.02      Purpose................................................................................2

ARTICLE II          DEFINITIONS AND CONSTRUCTION..................................................................3

         Section 2.01      Definitions............................................................................3
         Section 2.02      Construction...........................................................................7

ARTICLE III       SERVICE, ELIGIBILITY AND PARTICIPATION..........................................................8

         Section 3.01      Vesting Service........................................................................8
         Section 3.02      Benefit Service........................................................................9
         Section 3.03      Break in Service.......................................................................9
         Section 3.04      Loss of Service.......................................................................10
         Section 3.05      Participation.........................................................................10
         Section 3.06      Service with BoxCrow Cement Company...................................................10
         Section 3.07      Service with CKB & Associates, Inc....................................................11
         Section 3.08      Service with CKB Petroleum, Inc.......................................................11
         Section 3.09      Inclusion of Military Service.........................................................11

ARTICLE IV        CONTRIBUTIONS..................................................................................12

         Section 4.01      Contributions by Employer.............................................................12
         Section 4.02      Contributions by Employees............................................................12

ARTICLE V           REQUIREMENTS FOR RETIREMENT BENEFITS.........................................................13

         Section 5.01      Normal and Late Retirement............................................................13
         Section 5.02      Early Retirement......................................................................13
         Section 5.03      Disability Retirement.................................................................13
         Section 5.04      Deferred Vested Retirement............................................................15

ARTICLE VI        AMOUNT OF RETIREMENT BENEFITS..................................................................16

         Section 6.01      Accrued Pension.......................................................................16
         Section 6.02      Normal and Late Pension...............................................................17
         Section 6.03      Early Pension.........................................................................17
         Section 6.04      Disability Pension....................................................................17
         Section 6.05      Deferred Vested Pension...............................................................17
         Section 6.06      Benefits Not Decreased Due to Post-Termination Social
                           Security Increases....................................................................17
         Section 6.07      Maximum Annual Benefit................................................................18
         Section 6.08      Reemployment of Retired Employees.....................................................18
         Section 6.09      Extended Wear-Away of Pre-1994 Benefits...............................................18

ARTICLE VII       SURVIVOR BENEFITS..............................................................................20

         Section 7.01      Payment of Survivor Benefit...........................................................20
         Section 7.02      Form of Payment of Survivor Benefits..................................................21
         Section 7.03      Limit on Reduction of Death Benefits..................................................22
         Section 7.04      Mandatory Distribution Requirements - Death Benefit Distributions.....................23
         Section 7.05      Transitional Rule.....................................................................23

ARTICLE VIII   PAYMENT OF PENSIONS...............................................................................24

         Section 8.01      Manner of Payment.....................................................................24
         Section 8.02      Election of Alternate Forms of Payment................................................24
         Section 8.03      Cash-Out of Small Pensions............................................................26
         Section 8.04      Transfer of Eligible Rollover Distribution............................................27
         Section 8.05      Designation of Beneficiaries..........................................................27
         Section 8.06      Other Benefits Canceled by Another Form of Payment....................................28
         Section 8.07      Payments Only from Trust Fund.........................................................28
         Section 8.08      Mandatory Distributions Requirements - Lifetime Distributions.........................28
         Section 8.09      Transitional Rule.....................................................................29

ARTICLE IX        ADMINISTRATION.................................................................................29

         Section 9.01      Appointment of Committee..............................................................29
         Section 9.02      Committee Powers and Duties...........................................................30
         Section 9.03      Duties and Powers of the Plan Administrator...........................................31
         Section 9.04      Rules and Decisions...................................................................32
         Section 9.05      Committee Procedures..................................................................33
         Section 9.06      Authorization of Benefit Payments.....................................................33
         Section 9.07      Payment of Expenses...................................................................33
         Section 9.08      Unclaimed Benefits....................................................................33
         Section 9.09      Liabilities of Committee..............................................................33
         Section 9.10      Indemnification of Committee..........................................................34
         Section 9.11      Service of Legal Process..............................................................34
         Section 9.12      Alternative Means of Communication....................................................34

ARTICLE X           TRUSTEE......................................................................................34

         Section 10.01     Appointment of Trustee................................................................34
         Section 10.02     Responsibility of Trustee.............................................................34
         Section 10.03     Funding and Investment Policy.........................................................34
         Section 10.04     Bonding of Trustee....................................................................35

ARTICLE XI        LIMITATIONS....................................................................................36

         Section 11.01     Governmental Restrictions.............................................................36
         Section 11.02     Benefit Limitations...................................................................38
         Section 11.03     Definitions...........................................................................39
         Section 11.04     Incorporation of Section 415 Limitations..............................................44

ARTICLE XII       GUARANTEES AND LIABILITIES.....................................................................44

         Section 12.01     Nonguarantee of Employment............................................................44
         Section 12.02     Rights to Trust Assets................................................................45
         Section 12.03     Nonalienation of Benefits.............................................................45

ARTICLE XIII      AMENDMENTS.....................................................................................48

         Section 13.01     Right to Amend........................................................................48

ARTICLE XIV       TERMINATION....................................................................................49

         Section 14.01     Right to Terminate....................................................................49
         Section 14.02     Consolidation or Merger...............................................................49
         Section 14.03     Allocation and Liquidation of  Trust Fund.............................................49
         Section 14.04     Manner of Distribution................................................................50
         Section 14.05     Amounts Returnable to the Employer....................................................51
         Section 14.06     Limitations...........................................................................52

ARTICLE XV        ADOPTION AND WITHDRAWAL BY OTHER ORGANIZATIONS.................................................53

         Section 15.01     Procedure for Adoption................................................................53
         Section 15.02     Withdrawal............................................................................53
         Section 15.03     Adoption Contingent Upon Initial and Continued Qualification..........................54

ARTICLE XVI       MISCELLANEOUS..................................................................................55

         Section 16.01     Severability..........................................................................55
         Section 16.02     Claims Procedure......................................................................55
         Section 16.03     Claims Review Procedure...............................................................55
         Section 16.04     Plan Binding..........................................................................55

         Section 16.05     Governing Law.........................................................................55
         Section 16.06     Notice................................................................................55
         Section 16.07     Headings and Titles...................................................................56
         Section 16.08     Multiple Originals....................................................................56
         Section 16.09     Authorization of Corporate Action.....................................................56

ARTICLE XVII   TOP HEAVY PLAN RULES..............................................................................57

         Section 17.01     Application of Top Heavy Rules........................................................57
         Section 17.02     Special Definitions...................................................................57
         Section 17.03     Determination of Top Heaviness........................................................62
         Section 17.04     Contingent Provisions.................................................................62
         Section 17.05     Priorities Among Plans................................................................64
         Section 17.06     Annual Contribution Limits............................................................64
         Section 17.07     Transition Rule.......................................................................65
         Section 17.08     Coordinating Change...................................................................65

                                  PENSION PLAN
                                       OF
                        REMINGTON OIL AND GAS CORPORATION

                             As Amended and Restated
                            Effective January 1, 2000



         WHEREAS, CKB & Associates, Inc. adopted the Pension Plan of CKB & Associates, Inc. originally effective as of January 1, 1981; and

         WHEREAS, effective April 16, 1992, CKB & Associates, Inc. transferred substantially all of its employees to Box Energy Corporation ("Box Energy"); and

         WHEREAS, in connection with such transfer, CKB & Associates, Inc. and Box Energy agreed to transfer sponsorship of the Pension Plan of CKB & Associates, Inc. to Box Energy effective April 16, 1992; and

         WHEREAS, Box Energy has subsequently changed its name to Remington Oil and Gas Corporation; and

         WHEREAS, Remington Oil and Gas Corporation has determined it to be in its best interest to adopt a restated plan document incorporating the text of the Pension Plan as adopted by Box Energy and all amendments thereto and making certain additional changes needed to comply with changes in applicable law;

         NOW, THEREFORE, Remington Oil and Gas Corporation hereby establishes this Plan as of the 1st day of January, 2000 unless otherwise provided herein.

                                    ARTICLE I

                      ESTABLISHMENT AND PURPOSE OF THE PLAN

         SECTION 1.01 DESIGNATION. This Plan created shall be known as the "Pension Plan of Remington Oil and Gas Corporation" (the "Plan").

         SECTION 1.02 PURPOSE. The primary purpose of the Plan is to provide a retirement income for eligible employees in addition to the benefits provided under the Social Security Act, in consideration of their service to their respective Employer (hereinafter defined).

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

         SECTION 2.01 DEFINITIONS. Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

         (a) Accrued Benefit. The Accrued Pension which a participating Employee has earned up to any date, and which is payable at Normal Retirement Date in an amount computed as described in Section 6.01, based, however, only upon Compensation received and the years of Benefit Service of such Employee up to the date to which the Accrued Pension is computed.

         (b) Accrued Pension. The Accrued Benefit which a participating Employee has earned up to any date, as determined in accordance with Section 6.01 hereof.

         (c) Actuarial (or Actuarially) Equivalent (or Equivalence).

                  (i) Equality in value of the aggregate amounts expected to be received under different forms of payment. Except as provided hereinafter, such equality shall be based on the 1971 Group Annuity Mortality Table and interest at the rate of 8% per annum.

                  (ii) Notwithstanding the preceding paragraph, for purposes of determining the Actuarial Equivalence of a distribution paid in a lump sum form of payment in any Plan Year beginning before January 1, 2000, such Actuarial Equivalence shall be determined by using the lesser of the rate specified in subparagraph (i) and the rate of interest equal to the interest rate which would be used (as of the first day of the Plan Year in which distributions are to commence) by the Pension Benefit Guaranty Corporation for purposes of determining the amount of a lump sum distribution.

                  (iii) For purposes of determining the Actuarial Equivalence of a distribution paid in a lump sum form of payment in any Plan Year beginning after December 31, 1999, such Actuarial Equivalence shall be determined on the basis of the applicable mortality table and applicable interest rate, as defined below, if it produces a benefit greater than that determined under subparagraph (i).

                  (iv) For purposes of subparagraph (iii), the "applicable interest rate" is the rate of interest on 30-year treasury securities as specified by the Commissioner of Internal Revenue for the second month preceding the Plan Year that contains the date as of which distribution of the Participant's benefit commences and for which the applicable interest rate shall remain constant.

                  (v) For purposes of subparagraph (iii), the "applicable mortality table" is the table or factors established by the Commissioner of Internal Revenue and set forth in Rev. Rul. 95-6, 1995-1 C.B. 80 and any successor thereto.

                  (vi) The foregoing mortality and interest assumptions shall be used until changed by Plan amendment; provided, that if the Secretary of the Treasury issues regulations or other written approval which permits changes in such assumptions without a Plan amendment, then changes therein can be made without a Plan amendment, and provided further, that if a unisex mortality assumption becomes mandated by federal or state law, said unisex mortality assumption will be that then in use for male payees.

         (d) Anniversary Date. The first day of each Plan Year.

         (e) Average Monthly Compensation. The result obtained by dividing the Compensation paid to an Employee during a considered period by the product of twelve (12) times the number of years in the considered period. The considered period shall be the three (3) consecutive calendar years within the last ten
(10) completed calendar years of employment with one or more Employers which yield the highest average Compensation, or in the event the Employee was employed for fewer than three (3) consecutive calendar years, the considered period shall be all completed calendar years in which Compensation was paid. The calendar year in which the Employee retires or terminates his employment will be considered a completed calendar year if its inclusion will result in a greater Average Monthly Compensation. For purposes of determining the Average Monthly Compensation of an Employee, any Compensation paid to an Employee and considered under the terms of the Plan while it was sponsored by CKB & Associates, Inc. shall be included. For purposes of computing Average Monthly Compensation, the Compensation for any year prior to the year of calculation shall be subject to the applicable limitation on annual compensation as in effect for such prior year under Section 2.01(j).

         (f) Benefit Service. The period of employment used in determining the amount of Pension benefits as determined in accordance with Section 3.02 hereof.

         (g) Code. The Internal Revenue Code of 1986, as amended from time to time.

         (h) Committee. The persons appointed to administer the Plan in accordance with Article IX.

         (i) Company. Remington Oil and Gas Corporation (previously known as Box Energy Corporation) or any successor corporation or business organization which shall specifically and in writing assume the obligations of this Plan. For any period prior to April 16, 1992, the term "Company" shall refer to CKB & Associates, Inc.

         (j) Compensation. The sum of (1) the total cash remuneration paid by the Employer to an Employee for a calendar year as reported on the Employee's federal income tax withholding statement (Form W-2 or its subsequent equivalent), (2) any pre-tax contributions made by an Employer to a cash or deferred arrangement qualifying under Section 401(k) of the Code on behalf of the Employee, and (3) any salary reduction amounts elected by the Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code); provided, however, for purposes of determining Average Monthly Compensation, 1981 shall be deemed a completed calendar year and such Compensation shall be adjusted to represent remuneration for a full calendar year. Any remuneration paid to an Employee by an adopting employer of the Plan during the time that the Plan was sponsored by CKB & Associates, Inc. shall be included in the calculation of Compensation for purposes of the Plan to the same extent as before April 16, 1992.

         The Compensation of each Participant taken into account under the Plan for any Plan Year beginning on or after January 1, 1989 and before January 1, 1994, shall not exceed $200,000, as adjusted by the Secretary pursuant to
Section 401(a)(17) of the Code, provided that this provision shall not cause a Participant's Accrued Benefit on or after January 1, 1989, to be less than the Participant's Accrued Benefit as of December 31, 1988. For any Plan Year beginning on or after January 1, 1994, Compensation shall not exceed $150,000, as adjusted by the Secretary pursuant to Section 401(a)(17)(B) of the Code, provided that this provision shall not cause a Participant's Accrued Benefit on or after January 1, 1994, to be less than the Participant's Accrued Benefit as of December 31, 1993.

         (k) Deferred Vested Pension. The Pension payable to a Participant who retires pursuant to Sections 5.04 and 6.05 of this Plan.

         (l) Disability. A physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents the Employee from engaging in any substantial gainful employment. A determination of Disability shall be made in accordance with Section 5.03 hereof.

         (m) Disability Pension. The Pension payable to an Employee who retires pursuant to Sections 5.03 and 6.04 of this Plan.

         (n) Early Pension. The Pension payable to an Employee who retires pursuant to Sections 5.02 and 6.03 of this Plan.

         (o) Effective Date. The original date of the Plan as adopted by Box Energy Corporation was April 16, 1992. The Effective Date of this Amendment and Restatement is January 1, 2000 unless otherwise specified herein for specific provisions.

         (p) Employee. Any person who is treated by the Employer as a common law employee (or who would be so treated except for an authorized Leave of Absence). An individual shall not be considered an Employee for purposes of the Plan during any period of time in which such individual is treated by the Employer as an independent contractor or temporary personnel, regardless of whether such individual may be considered by any other person or by a governmental agency as a common law employee, or whether such individual is subsequently treated by the Employer as a common law employee. A determination by the Internal Revenue Service, other governmental agency, or a court that an individual included by the Employer in one or more of the foregoing classifications was a common law employee for any period of time shall not create any rights to contributions or benefits under the Plan for any period during which the individual was treated otherwise than as a common law employee by the Employer.

         A "leased employee" will also be deemed an Employee. For Plan Years beginning on or after January 1, 1997, a "leased employee" is any person who is not an Employee of an Employer but who provides services to an Employer pursuant to an agreement between the Employer and any other person, on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer, except that if such leased employees constitute less than twenty percent (20%) of the Employer's nonhighly compensated workforce within the meaning of Code Section 414(n)(5)(C)(ii), then the term "Employee" will not include those leased employees covered by a plan described in Code Section 414(n)(5) unless otherwise provided by the terms of such plan (or this Plan). Leased employees shall also include any other person who is treated by the Employer as a leased employee or who otherwise provides services for an Employer pursuant to a special contractual arrangement with or through a third party.

         (q) Employer. The Company and any other incorporated or unincorporated entity which, with the consent of the Company, adopts this Plan for its employees.

         (r) ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time.

         (s) Late Pension. The Pension payable to an Employee who retires pursuant to Sections 5.01 and 6.02 of this Plan.

         (t) Leave of Absence. Any absence authorized by the Employer under the Employer's standard personnel practices, for reasons other than termination of employment, death, discharge or Retirement, provided that the Employee returns, retires or dies within the period specified in the authorized Leave of Absence. Absence by reason of vacation, holiday, sickness, disability or lay off shall be considered a Leave of Absence.

         (u) Normal Pension. The Pension payable to an Employee who retires pursuant to this Plan on his Normal Retirement Date.

         (v) Normal Retirement Date. The first day of the month coinciding with or next following the Employee's attainment of his Normal Retirement Age. Normal Retirement Age is at an Employee's 65th birthday if he was hired before his 60th birthday and is at the 5th anniversary of his date of hire if he was hired on or after his 60th birthday. For any Participant who had not attained his Normal Retirement Age on April 15, 1992, Normal Retirement shall mean the later of age 65 or the fifth anniversary of the date he commenced participation in this Plan or the Pension Plan of CKB & Associates, Inc.

         (w) Participant. An Employee who has met the eligibility requirements specified in Section 3.05 and has reached the Anniversary Date for commencement of participation following satisfaction of the eligibility requirements. A former Employee who has a benefit that has not been paid in full shall also be considered a Participant hereunder unless the context indicates otherwise.

         (x) Pension. A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

         (y) Plan. This "Pension Plan of Remington Oil and Gas Corporation" as amended from time to time, and including any Appendices attached hereto. Prior to the restatement of this Plan, the Plan was known as the Pension Plan of Box Energy Corporation. This Plan is the successor to the Pension Plan of CKB & Associates,

Inc., and any reference to the Plan shall include the time that the predecessor plan was maintained by such corporation.

         (z) Plan Administrator. Such person or persons as designated by the Company, which shall be the Company unless and until the Company designates such other person or persons.

         (aa) Plan Year. The twelve (12) month period beginning on January 1 and ending on December 31.

         (bb) Retirement. Termination of employment after an Employee has fulfilled all age and Service requirements for a Pension. Retirement shall be considered as commencing on the day immediately following an Employee's last day of employment (or authorized Leave of Absence, if later).

         (cc) Service. A period or periods of employment of an Employee by an Employer used in determining eligibility or the amount of benefits and described in Article III hereof.

         (dd) Spouse. As of any applicable date, the person who is recognized under the laws of the state of domicile of the Employee and Spouse as being married to the Employee or who was so recognized prior to the Employee's death. A former spouse will be treated as the Spouse or surviving spouse of the Employee, and a current spouse will not be treated as the Spouse of the Employee, to the extent required by a qualified domestic relations order as described in section 414(p) of the Internal Revenue Code.

         (ee) Spouse's Pension. The Pension payable to the surviving Spouse of an Employee pursuant to Article VII hereof.

         (ff) Trust or Trust Fund. The fund and trust known as the "Pension Trust of Remington Oil and Gas Corporation," created and maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan. Prior to the restatement of this Plan, the Trust was known as the Pension Trust of Box Energy Corporation.

         (gg) Trustee. The initial trustees or any successor trustee or trustees appointed and serving pursuant to the Trust. References in this Plan to "Trustee" in the singular form and neuter gender shall refer collectively to all persons or entities who may at any time be corporate or individual serving as Trustee, whether original or successor.

         (hh) Vesting Service. The period of employment used in determining eligibility for benefits, as determined in accordance with Section 3.01 of this Plan.

         SECTION 2.02 CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary. The Plan and Trust shall each form a part of the other by reference and terms shall be used therein interchangeably.

                                   ARTICLE III

                      SERVICE ELIGIBILITY AND PARTICIPATION

         SECTION 3.01 VESTING SERVICE.

                  (a) Vesting Service is the period of employment used in determining eligibility for benefits. An Employee's total Vesting Service shall be the sum of:

                           (i) His total period or periods of employment with an
                  Employer (or member of a controlled group of companies including the Employer or commonly controlled trades or businesses including the Employer or an affiliated service group, all as defined by the Code and regulations thereunder), excluding, if applicable, any period of employment prior to such Employer's acquisition by the Company;

                           (ii) Any period of severance after the Employee
                  quits, is discharged, or retires if he returns to employment with the Employer (or member of a controlled group of companies including the Employer or commonly controlled trades or businesses including the Employer or an affiliated service group, all as defined by the Code and regulations thereunder) within twelve (12) months of such severance;

                           (iii) The first twelve (12) months of any Leave of
                  Absence; and

                           (iv) If the Employee quits, is discharged, or retires
                  at any time during the first twelve (12) months of a Leave of Absence, the period of severance after the date he so quits, is discharged, or retires if he returns to employment with the Employer (or member of a controlled group of companies including the Employer or commonly controlled trades or businesses including the Employer or an affiliated service group, all as defined by the Code and regulations thereunder) within twelve (12) months of the date when his Leave of Absence began.

                  (b) For purposes of this Plan, a period of employment begins with the completion of the first hour of duty by an Employee during such employment, for which the Employee receives, or is entitled to receive, payment from the Employer and ends with the completion of the last such hour of duty during such employment. A period of severance begins on the date an Employee quits, is discharged, retires or dies. A year of Vesting Service credit shall be given for each three hundred sixty-five (365) day period, beginning with the first day of employment, which elapses while the Employee is entitled to Vesting Service credit under (1), (2), (3) or (4) above. Appropriate partial year credit, as determined by the Committee in accordance with uniform and nondiscriminatory rules it establishes from time to time, will be given for any such period which is less than three hundred sixty-five
         (365) days in length.

                  (c) In determining Vesting Service (but not Benefit Service), periods of employment as a leased employee (within the meaning of Section 414(n) of the Code) of the Employer (or member of a controlled group of companies including the Employer or commonly controlled trades or businesses including the Employer or an affiliated service group, all as defined by the Code and regulations thereunder) shall be deemed to be periods of employment by the Employer.

         SECTION 3.02 BENEFIT SERVICE. Benefit Service is the period of employment used in determining the amount of Pension benefits. An Employee's total Benefit Service shall be the sum of:

                  (1) His total period or periods of employment with an Employer, excluding, if applicable, any period of employment prior to such Employer's acquisition by the Company; and

                  (2) The first twelve (12) months of any Leave of Absence.

         A year of Benefit Service credit shall be given for each three hundred sixty-five (365) day period, beginning with the first day of employment, which elapses while the Employee is entitled to Benefit Service credit under (1) and
(2) of this Section 3.02. Appropriate partial year credit, as determined by the Committee in accordance with uniform and nondiscriminatory rules it establishes from time to time, will be given for any such period which is less than three hundred sixty-five (365) days in length.

         SECTION 3.03 BREAK IN SERVICE. An Employee shall have a Break in Service if his employment with an Employer is terminated by reason of his quitting, retiring, or being discharged and he does not return to such employment within twelve (12) months of such termination. Such a Participant shall incur an additional Break in Service for each additional twelve (12) months during which he does not return to employment. For purposes of determining a Break in Service, the first twelve (12) months of any Leave of Absence shall be deemed to be a period of employment; provided, however, that the second twelve (12) months of such Leave of Absence will constitute a Break in Service (unless an Employer's Leave of Absence policy, as applied in a uniform and consistent manner, permits a greater period of absence without causing a Break in Service).

         Solely for purposes of determining whether the Employee incurs a Break in Service, for purposes of participation or vesting standards, the Committee shall treat an Employee's unpaid absence due to maternity or paternity leave as a Leave of Absence, for up to six months. The Committee shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the Employee's adoption of a child, or the care of the Employee's child immediately following the child's birth or placement.

         SECTION 3.04 LOSS OF SERVICE. If an Employee who does not have any vested benefit hereunder has a number of consecutive Breaks in Service which is equal to or greater than the greater of five (5) or the aggregate number of years of Vesting Service completed prior to his latest Break in Service, than he shall lose credit for all his prior Vesting Service and Benefit Service.

         SECTION 3.05 PARTICIPATION.

                  (a) Except as hereinafter provided, each Employee who has completed six (6) months of Vesting Service and who has attained age twenty and one-half (20 1/2) shall become a Participant in this Plan as of the January 1 which is coincident with or next following satisfaction of said requirements.

                  (b) If an Employee has a Break in Service before he has any vested benefit hereunder, he will cease any participation in this Plan, but shall, upon reemployment, become a participant in the Plan as of his date of reemployment. An Employee's Service prior to a break in Service shall be counted toward the requirements for participation in the Plan unless, under the provisions of Section 3.04 hereof, the Employee loses credit for prior Vesting Service and Benefit Service.

                  (c) If an Employee has a Break in Service after he has a vested benefit hereunder, he will cease his participation in this Plan, except to the extent of such vested benefit, but will, upon reemployment by an Employer, again become a participant, as of his date of reemployment, eligible to accrue additional benefits hereunder.

                  (d) Notwithstanding the foregoing, any Employee who: (i) is covered under a collective bargaining agreement; (ii) is a non-resident alien and who received no earned income (within the meaning of Section 911(b) of the Code) from an Employer which constitutes income from sources within the United States (within the meaning of Section 851(a)
         (3) of the Code); (iii) is a leased employee or (iv) has entered into an agreement with the Company stating that he will not be covered by the Plan for any reason shall not participate in this Plan.

         SECTION 3.06 SERVICE WITH BOXCROW CEMENT COMPANY. For purposes of computing Benefit Service and Vesting Service, service with any Employer under the Plan shall include employment with BoxCrow Cement Company, provided that such employment was continuous between the BoxCrow Cement Company and the Employer to the extent that no Break-in-Service occurred. Notwithstanding the above, if the Employee is entitled to a non-forfeitable benefit under the Pension Plan of BoxCrow Cement Company, such non-forfeitable benefit will reduce any non-forfeitable benefit determined under this Plan to the extent that such benefits were determined on the same Benefit Service. This
Section 3.06 will not apply to any Benefit Service and Vesting Service which is accrued simultaneously by an Employee under this Plan and the Pension Plan of BoxCrow Cement Company.

         SECTION 3.07 SERVICE WITH CKB & ASSOCIATES, INC. For purposes of calculating Service, Benefit Service and Vesting Service, any employment or Service completed by an Employee under the Plan while it was sponsored by CKB & Associates, Inc. shall continue to be counted as Service, Benefit Service or Vesting Service, as applicable, from and after April 16, 1992 to the same extent that such service was included for such purposes prior to that date. An Employee shall not be deemed to have incurred a separation from service merely because of the change in sponsorship effective on such date.

         SECTION 3.08 SERVICE WITH CKB PETROLEUM, INC. For purposes of computing Benefit Service and Vesting Service, service with any Employer under the Plan shall include employment with CKB Petroleum, Inc., provided that such employment was continuous between CKB Petroleum, Inc. and the Employer to the extent that no Break-in-Service occurred. Notwithstanding the above, if the Employee is entitled to a non-forfeitable benefit under the Pension Plan of CKB Petroleum, Inc., such non-forfeitable benefit will reduce any non-forfeitable benefit determined on the same Benefit Service. This Section 3.08 will not apply to any Benefit Service and Vesting Service which is accrued simultaneously by an Employee under this Plan and the Pension Plan of CKB Petroleum, Inc.

         SECTION 3.09 INCLUSION OF MILITARY SERVICE. Notwithstanding any other provision of the Plan to the contrary, in calculating the period of service, Breaks in Service, years of Vesting Service, and years of Benefit Service of a Participant, there shall be included any period of qualified military service occurring on or after December 12, 1994 and which is required to be included by
Section 414(u) of the Code or other applicable law.

                                   ARTICLE IV

                                  CONTRIBUTIONS

         SECTION 4.01 CONTRIBUTIONS BY EMPLOYER. The Employers, acting under the advice of the actuary for the Plan, intend to make contributions to the Trust in such amounts and at such times as are required to maintain the Plan and Trust for the Employees in compliance with ERISA and Section 412 of the Code. Upon a complete or partial termination of this Plan by an Employer pursuant to Article XIV hereof, and subject to the requirements of ERISA as to the allocation of assets, the rights of each affected Employee of such Employer to benefits accrued hereunder to the date of such complete or partial termination, to the extent funded, shall be nonforfeitable. All contributions made by the Employers to the Trust shall be used to pay benefits under the Plan or to pay expenses of the Plan and Trust and shall be irrevocable, except as provided in Section 14.05 hereof. Forfeitures arising because of severance of employment before the Employee becomes eligible for a Pension, or for any other reason, shall be applied to reduce the costs of the Plan, not to increase the benefits otherwise payable to the Employees.

         Each Employer shall have the obligation, as herein provided, to make contributions for its own participants, and no Employer shall have the obligation to make contributions for the participants of any other Employer; provided, however, that contributions may be made for another Employer to the extent permitted under the Code and the regulations and rulings promulgated thereunder. Any failure by an Employer to fulfill its own obligations under this Plan shall have no effect upon any other Employer.

         SECTION 4.02 CONTRIBUTIONS BY EMPLOYEES. Employees are neither required nor permitted to make contributions under this Plan.

                                    ARTICLE V

                      REQUIREMENTS FOR RETIREMENT BENEFITS

         SECTION 5.01 NORMAL AND LATE RETIREMENT. An Employee shall be eligible or the Normal Pension provided in Section 6.02 if his employment with the Employer is terminated on or after his Normal Retirement Date. Payment of a Normal Pension shall commence as of the first day of the month coinciding with or next following the Employee's date of Retirement. The last payment shall be made as of the first day of the month in which the death of the Employee occurs.

         Each Employee shall be eligible to retire, for purposes of this Plan, on his Normal Retirement Date. Nothing in this Plan shall be construed to constitute a requirement that any Employee must retire on his Normal Retirement Date.

         SECTION 5.02 EARLY RETIREMENT. An Employee shall be eligible for an Early Pension, if his employment with the Employer is terminated on or after his fifty-fifth (55th) birthday and before his Normal Retirement Date, provided

                  (i) he has completed three (3) or more years of Vesting Service (five (5) or more years of Vesting Service if the Employee terminated employment prior to January 1, 2001), or

                  (ii) if he was a Participant prior to 1988, his employment with the Employer is terminated on or after his sixtieth (60) birthday and before his Normal Retirement Date.

         Payment of an Early Pension shall commence as of the Employee's Normal Retirement Date if he is then living. If the Employee requests commencement of his Early Pension as of the first day of the month coinciding with or next following his Retirement, or as of the first day of any subsequent month which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be reduced as provided in Section 6.03. The last payment shall be made as of the first day of the month in which the death of the retired employee occurs.

         SECTION 5.03 DISABILITY RETIREMENT.

                  (a) An Employee shall be eligible for a Disability Pension, in lieu of any other Pension under this Article V, if his employment with the Employer is terminated by reason of Disability before his Normal Retirement Date and after the attainment of age forty-five (45) or three (3) years of Service (five (5) or more years of Service if the Employee terminated employment prior to January 1, 2001). Payment of a Disability Pension shall commence on his Normal Retirement Date, if he is then living. The last payment shall be made as of the first day of the month in which the death of the Employee occurs.

                  (b) If the retired Employee's Disability ceases prior to his Normal Retirement Date, his Retirement due to Disability shall cease. If he is not reemployed by the Employer as an Employee, and if he had met the requirement for an Early or Deferred Vested Pension on the date of his Retirement for Disability, he shall be entitled to receive, commencing on the first day of the month coinciding with or next following his Normal Retirement Date, a Pension equal in amount to the Early or Deferred Vested Pension to which he would have been entitled, as of the date of his Disability, considering his Compensation and Benefit Service to termination of employment; provided, however, if the Employee requests the commencement of his deferred vested Pension as of the first day of the month coinciding with or next following his fifty-fifth (55th) birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be reduced in accordance with Section 6.03 based on the number of months by which the starting date of the Pension payments precedes the Employee's Normal Retirement Date.

                  (c) Notwithstanding any other provision of this Section, no employee shall qualify for Disability Retirement or a Disability Pension if the Committee determines that his Disability results from
         (i) habitual drunkenness, (ii) addiction to narcotics or hallucinogenic drugs, (iii) an injury suffered while engaged in a felonious or criminal act or enterprise, or (iv) service in the armed forces of the United States which entitles the Employee to a veteran's disability pension.

                  (d) Disability under the Plan shall be determined by the Committee on the basis of a medical examination by one or more doctors or a clinic appointed by the Committee in its absolute discretion. The Committee shall, however, have the right to waive the requirement for a medical examination if it determines that such an examination is unnecessary.

                  (e) Disability shall be considered to have ended if, prior to his Normal Retirement Date, the Employee (a) engages in any substantial gainful activity, except for such employment as is found by the Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of Disability, or (b) has sufficiently recovered, in the opinion of the Committee based on a medical examination by one or more doctors or a clinic appointed by the Committee, in its absolute discretion, to be able to engage in regular employment with an Employer and refuses an offer of employment by such Employer, or (c) refuses to undergo any medical examination requested by the Committee, provided that such examinations shall not be required more frequently than twice in any calendar year.

                  (f) If Disability ceases before a retired Employee attains his Normal Retirement Date and the Employee is reemployed by an Employer, the Pension payable upon his subsequent Retirement shall be determined in accordance with the provisions of Section 6.08 hereof, counting his period of Disability as Vesting Service and Benefit Service.

         SECTION 5.04 DEFERRED VESTED RETIREMENT. An Employee shall be eligible for a Deferred Vested Pension if his employment is terminated, for reasons other than death, Normal, Early, Late or Disability Retirement, on or after the completion of three (3) or more years of Vesting Service (five (5) or more years of Vesting Service if the Employee terminated employment prior to January 1,
2001). Payment of a Deferred Vested Pension shall commence as of the Employee's Normal Retirement Date, if he is then living. If an Employee requests the commencement of his Deferred Vested Pension as of the first day of the month coinciding with or next following his fifty-fifth (55th) birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, his Pension shall commence as of the first day of the month so requested, but the amount thereof shall be reduced as provided in Section 6.05. Such a request must be received by the Committee at least ninety (90) days before the first Pension payment is due. The last payment shall be made as of the first day of the month in which the death of the retired Employee occurs, unless the form of payment elected by the Participant provides otherwise. Anything in this Plan to the contrary notwithstanding, the Committee may, with the consent of the Employee, commence payment of the Actuarial Equivalent of the Deferred Vested Pension on termination of an Employee's employment after becoming eligible for a Deferred Vested Pension. If an Employee dies prior to the date payment of his Deferred Vested Pension commences, no Deferred Vested Pension shall be paid to or for him, except as provided in Section 7.01. If an Employee terminates his employment for reasons other than death, Normal, Early, Late or Disability Retirement prior to the completion of three (3) or more years of Vesting Service (five (5) or more years of Vesting Service if the Employee terminated employment prior to January 1, 2001), he shall be deemed to have received a cash-out distribution of his vested Accrued Benefit at the time of his termination of employment and his Benefit Service shall be forfeited at such time.

         Notwithstanding the foregoing, all Accrued Benefits of Participants who are actively employed on the date of a change of control shall become fully vested in their Accrued Benefits as of the date of such change of control. For purposes of this Section, a change of control means any of the following events:

                  (xi) a merger or consolidation to which the Company is a party if the individuals and entities who were stock holders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

                  (xii) the acquisition or holding of direct or indirect beneficial ownership (as defined under Rule 13d-3 under the Exchange Act) of securities of the Company representing in the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than S-Sixteen Holding Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan, beginning from and after such time as S-Sixteen Holding Company shall no longer have direct or indirect beneficial ownership (as so defined) of securities of the Company representing in the aggregate a larger percentage of the total combined voting power of the Company's then issued and outstanding securities than that held by any other person, entity or group;

                  (xiii) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; or

                  (xiv) the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

                                   ARTICLE VI

                          AMOUNT OF RETIREMENT BENEFITS

         SECTION 6.01 ACCRUED PENSION. Subject to the provisions of Section 6.07, an Employee's Accrued Pension shall be determined as the sum of (a) and
(b) as follows:

                  (a) Thirty-five percent (35%) of his Average Monthly Compensation, multiplied by the ratio that the number of his full and fractional years of Benefit Service bear to the greater of (i) the sum of the number of his full and fractional years of Benefit Service plus the number of full and fractional years from date of termination to Normal Retirement Date or (ii) ten (10) years, plus

                  (b) Sixty-five One-Hundredths percent (0.65%) of his Average Monthly Compensation in excess of one-twelfth of the Covered Compensation as shown in the Social Security Covered Compensation Table in effect at the date of termination (of Normal Retirement Date, if earlier), multiplied by the number of his full and fractional years of Benefit Service not to exceed 35 years.

                  The Social Security Covered Compensation Table, as published by the IRS each year, represents the average of the social security wage bases for the 35 years ending with the year in which the Employee reaches Social Security Retirement Age, rounded to the nearest multiple of $600. In no event, however, shall the Accrued Pension at any time be less than the Accrued Pension calculated as of December 31, 1999, (including the minimum value of any Accrued Pension preserved as of December 31, 1988 under the terms of the Plan prior to this Amendment and Restatement).

         SECTION 6.02 NORMAL AND LATE PENSION. An Employee who meets the requirements for a Normal Pension and retires on his Normal Retirement Date shall receive a monthly amount equal to his Accrued Pension. An Employee who meets the requirements for a Normal Pension and retires after his Normal Retirement Date shall receive a monthly amount equal to his Accrued Pension at the date of his actual Retirement, except that in no event shall such Accrued Pension be less than the Accrued Pension to which he would have been entitled on his Normal Retirement Date or any subsequent Anniversary Date prior to his actual retirement date.

         SECTION 6.03 EARLY PENSION. An Employee who meets the requirements for an Early Pension shall receive a monthly amount equal to his Accrued Pension. If payment of an Early Pension prior to the Employee's Normal Retirement Date, the Accrued Pension shall be reduced by 1/180th for each of the first sixty (60) months and 1/360th for each of the next sixty (60) months by which the starting date of Pension payments precedes the Employee's Normal Retirement Date.

         SECTION 6.04 DISABILITY PENSION. An Employee who meets the requirements for a Disability Pension shall receive a monthly amount which shall be computed in the same manner as a Normal Pension, considering his Average Monthly Compensation based on a continuation of his most recent considered Compensation to his Normal Retirement Date and counting his period of Disability to his Normal Retirement Date as Benefit Service.

         SECTION 6.05 DEFERRED VESTED PENSION. An Employee who terminates Service after meeting the requirements for a Deferred Vested Pension as set forth in Section 5.04 shall be entitled to receive a monthly amount equal to his Accrued Pension commencing on his Normal Retirement Date. If, pursuant to
Section 5.04, payment of a Deferred Vested Pension begins before an Employee's Normal Retirement Date, the Accrued Pension shall be reduced by 1/180th for each of the first sixty (60) months and 1/360th for each of the next sixty (60) months by which the starting date of such Pension precedes the Employee's Normal Retirement Date.

         SECTION 6.06 BENEFITS NOT DECREASED DUE TO POST-TERMINATION SOCIAL SECURITY INCREASES. Any benefit which an Employee is eligible to receive (including Disability benefits) shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the date of an Employee's termination of employment hereunder. In the event an Employee terminates his employment hereunder with a nonforfeitable right to a benefit as provided in Article V and subsequently resumes participation in this Plan, the Accrued Pension to which he would have been entitled had he not returned to employment shall not be decreased below its amount at the time of such termination.

         SECTION 6.07 MAXIMUM ANNUAL BENEFIT. If the benefits payable to an Employee from the Pension Plan, or when considered in conjunction with one or more other pension, profit sharing or stock bonus plans of an Employer would exceed the limitations of Section 415 of the Code, the benefits shall be limited as set forth in Section 11.02.

         SECTION 6.08 REEMPLOYMENT OF RETIRED EMPLOYEES. If a retired Employee is reemployed by an Employer, no Pension payments shall be made during the period of such reemployment. Upon the subsequent termination of employment by such an Employee, the Employee shall be entitled to receive a Pension based on his Benefit Service and Average Monthly Compensation prior to the date of his previous Retirement, as well as his Benefit Service and Compensation during the period of his reemployment. In the case of reemployment of a retired Employee who received any Pension payments prior to his reemployment, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any Pension payments he received prior to his Normal Retirement Date during his previous period of Retirement.

         SECTION 6.09 EXTENDED WEAR-AWAY OF PRE-1994 BENEFITS. Unless otherwise provided under the Plan, each Section 401(a)(17) Employee's Accrued Benefit under the Plan will be the greater of the Accrued Benefit determined for the Employee under 1 or 2 below:

                  1. the Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total years of service taken into account under the Plan for purposes of benefit accruals, or

                  2. the sum of:

                           (a) the Employee's accrued benefit as of the last day
                  of the Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

                           (b) the Employee's Accrued Benefit determined under
                  the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's years of service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

         For purposes of this Section, a Section 401(a)(17) Employee means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                                   ARTICLE VII

                                SURVIVOR BENEFITS

         SECTION 7.01 PAYMENT OF SURVIVOR BENEFITS. Subject to any elections made by the Participant under Section 7.02 or 8.02, the Spouse or other designated beneficiary permitted under paragraph (d) below, may receive a benefits as a result of the death of a Participant as provided in the following paragraphs:

                  (a) The surviving Spouse of a Participant shall be eligible for a Spouse's Pension, provided such Participant:

                           (i) was actively employed by an Employer on his date of death, and

                           (ii) had attained age forty-five (45) or had three
         (3) years of Vesting Service (five (5) or more years of Vesting Service if the Employee terminated employment prior to January 1, 2001).

                  (b) The surviving Spouse of a Participant who retired due to Disability shall be eligible for a Spouse's Pension, provided such Disabled Participant:

                           (i) had not reached his Normal Retirement Date;

                           (ii) was married and had been legally married to such
                  Spouse either (A) during the one-year period ending on the date of death, or (B) at the date of Disability.

                  In such case, the amount of the Spouse's Pension shall equal the amount the spouse would have received if the Employee had (i) not been disabled, and (ii) continued to receive Compensation and Benefit Service during the period of Disability.

                  A Spouse's Pension payable due to Disability shall be payable monthly commencing on the first day of the month coinciding with or next following the Participant's date of death. The last payment of such Pension shall be made on the first day of the month in which the Spouse's death occurs.

                  (c) The surviving Spouse of an Employee who was entitled to a Deferred Vested Pension but who had not yet begun to receive such Pension shall be entitled to a Spouse's Pension, provided such Employee was married to such surviving Spouse at the time of death.

                  (d) If a Participant has a Spouse on his date of death, including a former Spouse entitled to a benefit upon the death of the Participant under a qualified domestic relations order, the Participant may not designate any other person to receive any part of the benefit payable under this Article VII. If a

         Participant does not have a Spouse on his date of death, including a former spouse entitled to a benefit upon the death of the Participant under a qualified domestic relations order, the Participant may designate another person to receive the benefit that would have been payable under this Article VII. Any benefit to a non-spouse designated beneficiary shall be paid as provided in Section 7.02(f) and not in any form of annuity. Such designation shall be made as provided in Section 8.05.

         SECTION 7.02 FORM OF PAYMENT OF SURVIVOR BENEFITS.

                  (a) Unless an optional form of benefit has been selected during the Preretirement Survivor Annuity Election Period, if a Participant dies before benefits commence under Article VIII (i.e, under Section 7.01), any Spouse's Pension payable under the Plan shall be in the form of a Preretirement Survivor Annuity for the surviving Spouse. Payments under a Preretirement Survivor Annuity shall begin no later than the deceased Participant's earliest retirement age. The last payment of such Spouse's Pension shall be made on the first day of the month in which the Spouse's death occurs. Notwithstanding the foregoing; a surviving Spouse who is otherwise eligible for a Preretirement Survivor Annuity shall have the right, at any time after the date of death and before benefits commence in the form of a Preretirement Survivor Annuity, to elect to receive payments under paragraph (f) below. Payment of such benefit shall be made within a reasonable time after such election and upon receipt of such election.

                  (b) For purposes of this Article, a Preretirement Survivor Annuity is a survivor annuity for the life of the surviving Spouse of the Participant under which the payments to the surviving Spouse are not less than the monthly amounts payable as a survivor annuity under a Qualified Joint and Survivor Annuity (or its Actuarial Equivalent) determined as if (i) in the case of a Participant who died after reaching his earliest retirement age, he had retired on the day immediately before his death with an immediate Qualified Joint and Survivor Annuity or (ii) in the case of a Participant who dies before his earliest retirement age, such Participant had terminated employment on his date of death, survived to his earliest retirement age and died the next day. A survivor annuity payable under Section 7.01(b) shall be increased as provided therein. The Participant's earliest retirement age is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits under Section 5.02.

                  (c) The Committee shall provide each Participant, within the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year in which the Participant attains age thirty-five (35), a written explanation of the Preretirement

         Survivor Annuity in such terms and in such manner as would be comparable to the explanation necessary to meet the requirements of
         Section 8.02. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age thirty-two (32), the Plan Administrator shall provide notice no later than the close of the second Plan Year succeeding the entry of the Participant in the Plan. If a Participant separates from service before attaining age 35, the Committee shall provide such notice within reasonable period ending after the Participant's separation of service.

                  (d) The Preretirement Survivor Annuity Election Period shall begin on the first day of the Plan Year in which the Participant attains age thirty-five (35) and shall end on the date of the Participant's death. If a Participant separates from the service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Accrued Benefit as of the date of separation, the election period shall begin on the date of separation. A participant who will not yet attain age 35 as of the end of any current Plan Year may make a special election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election will not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under section 8.02. The Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35 unless a new waiver is made on or after such date subject to the requirements of this paragraph.

                  (e) An election to waive a Preretirement Survivor Annuity must be in writing and must be consented to by the Participant's Spouse. The Spouse's consent to a waiver must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because there is no Spouse, the Spouse cannot be located or because of such other circumstances as may be permitted in Treasury Regulations, a waiver will be deemed to satisfy the requirements of this paragraph. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed election, the designated Spouse, and once made shall be irrevocable. A prior waiver of the Preretirement Survivor Annuity may be revoked by Participant without the consent of the Spouse at any time before the commencement of benefits. The number of a Participant's revocations shall not be limited.

                  (f) If a Participant elects with spousal consent to waive the Preretirement Survivor Annuity, or if the Participant does not have a Spouse eligible for any benefit under this Article VII, any benefit payable upon the death of the Participant shall be paid in a single lump sum payment.

         SECTION 7.03 LIMIT ON REDUCTION OF DEATH BENEFITS. Notwithstanding anything to the contrary in Section 7.01 or 7.02, if the surviving Spouse of an Employee is more than ten (10) years younger than the Employee, the amount of the Spouse's Pension shall be the Actuarial Equivalent of the monthly Spouse's Pension which would have been payable to a Spouse exactly ten (10) years younger than the Employee.

         SECTION 7.04 MANDATORY DISTRIBUTION REQUIREMENTS - DEATH BENEFIT DISTRIBUTIONS. Subject to Section 7.05, upon the death of a Participant, the following shall apply:

                  (a) If the Participant dies before distribution of his interest commences and the Participant's benefit is not distributed in the form of a Preretirement Survivor Annuity, the Participant's entire benefit shall be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                           (i) If any portion of the Participant's interest is
                  payable to a designated beneficiary, distributions may be made in substantially equal installments over the life expectancy of the designated beneficiary and shall commence no later than one year after the Participant's death.

                           (ii) If the designated beneficiary is the
                  Participant's surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the date on which the Participant would have attained age 70 1/2, and if the Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.

                  (c) The life expectancy of a surviving Spouse may be recalculated no more frequently than annually. The life expectancy of a designated beneficiary other than the Participant's Spouse may not be recalculated.

                  (d) For purposes of this Section, any amount paid to a child of a Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

         SECTION 7.05 TRANSITIONAL RULES. Nothing contained herein shall be deemed to have curtailed the right of any Participant or Spouse to elect a different form or time of payment of survivor benefit under the terms of the Plan as in effect prior to this restatement. The terms of the prior Plan shall be deemed to have continued to the extent necessary to permit such elections.

                                  ARTICLE VIII

                               PAYMENT OF PENSIONS

         SECTION 8.01 MANNER OF PAYMENT.

                  (a) Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the date benefit payments would commence, the vested Accrued Benefit of a Participant or former Participant who has a Spouse on the date payments are to begin will be paid in the form of a Qualified Joint and Survivor Annuity, subject to adjustment in accordance with Section 7.03 hereof if the surviving Spouse is more than ten (10) years younger than the Employee. The Qualified Joint and Survivor Annuity requirements of this Plan shall apply to all benefits payable under this Plan, including those payable under a contract purchased from and payable by a third party. The last payment hereunder shall be made as of the first day of the month in which the last surviving of the Employee and his Spouse dies.

                  (b) If an Employee is not married on the date payments are to begin, his Accrued Benefit shall be paid in the form of a single-life Pension computed under Article VI with no survivor benefit payable after his death unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the date benefit payments would commence. The last payment of the single-life Pension shall be made on the first day of the month in which the death of the Employee occurs.

                  (c) If an Employee continues working for the Employer beyond his Normal Retirement Date, no Pension payments shall be made during the period of continued employment, except as required by Section 8.08.

                  (d) For purposes of this Article, a Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is (i) fifty percent (50%) of the amount of the monthly annuity which is payable during the joint lives of the Participant and the Spouse and (ii) the Actuarial Equivalent of a single life annuity for the Participant.

         SECTION 8.02 ELECTION OF ALTERNATE FORMS OF PAYMENT.

                  (a) In lieu of receiving his benefit in the form prescribed by
         Section 8.01, a Participant may, by making a Qualified Election, receive his benefit under one or a combination of the following methods which shall be the Actuarial Equivalent of the benefit otherwise payable:

                           (i) By payment of the Actuarial Equivalent of his
                  benefit in a lump sum.

                           (ii) By payment of the Actuarial Equivalent of his
                  Accrued Benefit in substantially equal monthly, quarterly or annual installments over a fixed reasonable period of time that satisfies one or more of the requirements of Section 8.08(a) with payments made not less frequently than annually. Any installments remaining unpaid at the Participant's death shall be paid to the beneficiary designated by the participant or, if none, to his estate.

                           (iii) In the case of a Participant who has a Spouse
                  otherwise covered by the Qualified Joint and Survivor Annuity requirements, by payment of an annuity for the life of the recipient only.

                  For purposes of calculating the amount to be paid under subparagraph (i) or (ii), the Actuarial Equivalence of the Participant's Accrued Benefit shall be the greater of (A) and (B) where: (A) is the Actuarial Equivalence of the Participant's Accrued Benefit based on Benefit Service, Compensation and Average Monthly Compensation determined as of the date on which benefits are to commence and the present value of which is determined by using the interest rate and mortality table described in Section 2.01(c)(iii); and (B) is the Actuarial Equivalence of the Participant's Accrued Pension as of December 31, 1999, the present value of which is determined by using Participant's actual age as of the date on which benefits are to commence and the interest rate and mortality described in Section 2.01(c)(ii).

                  (b) The Committee shall provide each Participant, within a reasonable period prior to the commencement of benefits, a written explanation of: (1) the terms and conditions of the Qualified Joint and Survivor Annuity; (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the rights of a Participant's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                  (c) A waiver of a single life annuity or a Qualified Joint and Survivor Annuity must be in writing and, in the case of a Qualified Joint and Survivor Annuity, must be consented to by the participant's Spouse. The Spouse's consent to a waiver of a Qualified Joint and Survivor Annuity must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse, the Spouse cannot be located or because of such other circumstances as may be permitted in Treasury Regulations, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse, and once made shall be irrevocable. A prior Qualified Election may be revoked by Participant without the consent of the Spouse at any time before the commencement of benefits. The number of a Participant's revocations shall not be limited.

                  (d) Effective January 1, 1997, benefits may commence in a form other than a Qualified Joint and Survivor Annuity less than 30 days after the notice described in paragraph (b) is provided if: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until date benefits are scheduled to commence, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the participant; and (iii) benefits will commence only after the date that the written explanation is provided to the Participant.

                  (e) The amount which a Participant, former Participant or designated beneficiary is entitled to receive at any time and from time to time may be paid in cash or in kind, or in any combination thereof, provided that any distribution in kind shall be made on the basis of fair market value at the time of distribution. The Committee may also provide any installment or annuity form of benefit by the purchase and distribution of a single premium, non-transferable annuity contract whose distribution terms satisfy the distribution requirements of the Plan. Any annuity contract, retirement income, endowment, or other life insurance contract shall not be distributed by the Trustee as a benefit under the Plan unless and until it contains, by endorsement or otherwise, an express provision that the interest of the owner other than the Trustee is nontransferable and may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purposes to any person other than the issuer thereof or its successor.

                  (f) If the Participant dies after distribution of his interest has commenced, the remaining undistributed portion of his benefit shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         SECTION 8.03 CASH-OUT OF SMALL PENSIONS. If the Plan is terminated by an Employer, or if the Actuarial Equivalent of the nonforfeitable Accrued Benefit payable to a Participant or Spouse at any time on or after January 1, 1998, is five thousand dollars ($5,000), or less, the Committee may direct the Trustee to distribute such benefit to the Participant or Spouse in a lump sum without obtaining the consent of the Participant or Spouse; provided, however, that in the case of a payment to a Participant, such lump-sum distribution must be made within one year after the

Participant's termination of employment. If such a payment is made to a terminated Participant, he shall lose his Benefit Service upon which the amount is based.

         SECTION 8.04 TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION. If an Employee is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder) from the Plan, such Employee may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following specified by such
Employee: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under
Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code. If the surviving spouse of a deceased Employee is entitled to receive an eligible rollover distribution from the Plan, such surviving spouse may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract) specified by such surviving spouse. If an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) is the spouse or former spouse of the Employee specified in the qualified domestic relations order, this Section shall apply to such alternate payee as if the alternate payee were an Employee. A distributee of an eligible rollover distribution of $500 or more who is entitled to make an election under this Section may specify that some portion less than the entire amount of such distribution be transferred in accordance with this Section, but only if the portion specified is $500 or more. This Section shall not apply to eligible rollover distributions to a distributee for a calendar year if all such distributions from the Plan to such distributee within such calendar year are reasonably expected to total less than $200.

         SECTION 8.05 DESIGNATION OF BENEFICIARIES.

                  (a) Each Participant may designate from time to time, one or more beneficiaries to receive all or a portion of Participant's vested Accrued Benefit under the Plan if the Employee dies before his benefit is fully distributed to the Employee. A beneficiary designation shall not be effective unless it is made in writing. The Committee may also require that the designation be made of a form provided by the Committee. Any beneficiary designation must be filed with the Committee. The Employee may designate one or more beneficiaries to receive benefits concurrently, contingently or successively. The last beneficiary designation duly executed and filed under the Plan shall supercede all prior beneficiary designations.

                  (b) For purposes of the Survivor and Disability Pensions described in Article VII, the Participant's beneficiary must be the Participant's Spouse, if any. If an Employee fails to designate a beneficiary, then the Employee's lawful spouse at the time the Employee Pension becomes payable shall be considered the sole designated beneficiary hereunder. If the Participant has no lawful Spouse, then the designated beneficiary shall be the Employee's estate. If a Participant who does not have a Spouse and designates a beneficiary hereunder subsequently becomes married, the prior designation of a beneficiary shall become considered revoked and shall not be revived by a subsequent divorce of the Participant.

         SECTION 8.06 OTHER BENEFITS CANCELED BY ANOTHER FORM OF PAYMENT. Any Pension, Death Benefit, or other benefit that would otherwise have become payable under this Plan, shall be canceled and superseded by any other form of payment to be received under this Article VIII as of the date such other form of payment becomes operative.

         SECTION 8.07 PAYMENTS ONLY FROM TRUST FUND. All benefits of the Plan shall be payable solely from the Trust Fund and the Employer shall have no liability or responsibility therefore, other than its obligation to make contributions to the Trust Fund to the extent provided in this Plan.

         SECTION 8.08 MANDATORY DISTRIBUTIONS REQUIREMENTS - LIFETIME DISTRIBUTIONS.

                  (a) Except as otherwise provided in paragraph (e) or (f) or by
         Section 8.09, the period of distribution of benefits not made in a lump-sum must be one of the following periods (or a combination thereof):

                           (i) the life of the Participant;

                           (ii) the life of the Participant and a designated
                  beneficiary;

                           (iii) a period certain not extending beyond the life
                  expectancy of the Participant, or

                           (iv) a period certain not extending beyond the joint
                  and last survivor expectancy of the Participant and a designated beneficiary.

                  (b) If the Participant's entire interest is to be distributed in other than a lump-sum, then the amount to be distributed each year must be at least an amount equal to a fraction, the numerator of which is the Participant's entire interest and the denominator of which is the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated beneficiary. A Participant's life expectancy and a Spouse's life expectancy may be recalculated no more frequently than annually, and the life expectancy of a nonspouse designated beneficiary may not be recalculated. If the Participant's Spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                  (c) Notwithstanding anything in this Plan to the contrary, a Participant's benefit must begin to be distributed on or before April 1 of the calendar year following the year in which the Participant attains the age of seventy and one-half (70 1/2) years or (except for any 5% owner) retires, whichever is later. A Participant shall be treated as a 5-percent owner for purposes of this paragraph only if such Participant is a 5% owner as defined in Section 416(i) of the Code (but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Except as provided below, once distributions have begun to a 5% owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

                  (d) A Participant who attains age 70 1/2 before January 1, 1999, shall have the right to require that his distribution commence in the same manner as though he had retired, even if he continues in employment and is entitled to accrue additional benefits after that date.

                  (e) Any Required Beginning Date may be postponed, and required minimum distributions which have commenced prior to January 1, 1997, may be suspended, to the extent permitted by the Internal Revenue Service in Notices, Announcements or other published releases. In all cases, the benefit payments under the Plan shall comply with the incidental benefit rules, which requirements shall override any options or provisions in the Plan inconsistent with such requirements. In addition, once benefit payments commence in a form that will satisfy the requirements of Section 401(a)(9) of the Code, all subsequent benefit payments shall be in the same distribution form. To the extent required by the Internal Revenue Service, any suspension or postponement of minimum distributions shall require the written consent of the spouse of the Participant in the form required for waiver of such spouse's right to a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity.

                  (f) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service

         SECTION 8.09 TRANSITIONAL RULES. Nothing contained herein shall be deemed to have curtailed the right of any Participant to elect a different form or time of payment of a Pension under the terms of the Plan as in effect prior to this restatement. The terms of the prior Plan shall be deemed to have continued to the extent necessary to permit such elections.


                                   ARTICLE IX

                                 ADMINISTRATION

         SECTION 9.01 APPOINTMENT OF COMMITTEE.

                  (a) The Company is hereby designated as a "named fiduciary" of this Plan as defined in ERISA, and the Company shall appoint a Committee to administer the Plan. The Committee shall consist of at least three (3) members and any person, including, but not limited to, directors, shareholders, officers and Employees of an Employer shall be eligible to serve as members of the Committee. Any member of the Committee shall serve at the pleasure of the Company and may be removed by the Company at any time and from time to time with or without cause. Vacancies on the Committee, whether occurring by death, resignation or removal of a member, shall be filled by the Company. If the minimum number of members of the Committee shall not at any time have been designated by the Company, the member or members acting at such time shall be deemed to be and to have all of the powers and duties of the Committee. If at any time there shall be no member of the Committees then for the purposes of this Plan and the Trust, the Company shall be deemed to be the Committee until there shall again be one or more members of the Committee acting, and until such time, this Plan and the Trust shall be deemed to read as if the Company were named in place where the Committee is mentioned. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Company, and any expenses not paid by the Company shall be paid by the Trustee out of the principal or income of the Trust. The members of the Committee shall not receive compensation with respect to their services on the Committee. The members of the Committee shall serve without bond or security for the performance of their duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory or unless required by the Company.

                  (b) The Company, acting as a "named fiduciary," shall have the power to designate persons other than "named fiduciaries" to carry out fiduciary responsibilities (other than Trustee responsibilities) under the Plan and to appoint (or delegate the appointment of) fiduciaries as investment managers pursuant to ERISA.

         SECTION 9.02 COMMITTEE POWERS AND DUTIES.

                  (a) The Committee shall have such powers as maybe necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                           (i) to construe and interpret the Plan, decide all
                  questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                           (ii) to prescribe procedures to be followed by
                  distributees in obtaining benefits;

                           (iii) to make a determination as to the right of any
                  person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

                           (iv) to receive from the Employer and from Employees
                  such information as shall be necessary for the proper administration of the Plan;

                           (v) to receive and review the annual valuation of the
                  Plan made by the actuary selected by the Plan Administrator;

                           (vi) to delegate to one or more of the members of the
                  Committee or the Plan Administrator the right to act in its behalf in all matters connected with the administration of the Plan and Trust;

                           (vii) to receive and review reports of the financial
                  condition and of the receipts and disbursement of the Trust Fund from the Trustee; and

                           (viii) to appoint or employ for the Plan any agents
                  it deems advisable, including, but not limited to, legal counsel.

                  (b) The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for a Pension under the Plan.

                  (c) A majority of the members of the Committee shall constitute a quorum for the transaction of business. No action shall be taken except upon a majority vote of the Committee members, and such action may be taken by a vote at a meeting or in writing without a meeting. An individual shall not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the Company will appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         SECTION 9.03 DUTIES AND POWERS OF THE PLAN ADMINISTRATOR. The Plan Administrator shall have such powers as may be necessary to discharge his duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) to employ an actuary who shall be responsible for the preparation of the annual actuarial statement required to be filed under ERISA;

                  (b) to employ an independent qualified public accountant, to the extent required by law, to examine the books, records, and any financial statements and schedules prepared by the actuary which are required to be included in the annual report;

                  (c) to file with the appropriate government agency (or agencies) the annual report, plan description, summary plan description, and other pertinent documents which may be duly requested;

                  (d) to file such terminal and supplementary reports as may be necessary in the event of the termination of the Plan;

                  (e) to file notice of termination with the Pension Benefit Guaranty Corporation within the time prescribed by ERISA;

                  (f) to furnish each Employee and each designated beneficiary receiving benefits hereunder a summary plan description explaining the Plan;

                  (g) to furnish any Employee or designated beneficiary, who requests in writing, statements indicating such Employee's or beneficiary's total accrued benefits and nonforfeitable benefits, if any;

                  (h) to furnish to an Employee a statement containing information provided in a registration statement required by Section 6057(a)(2) of the Code prior to the time prescribed by law to file such registration if such statement contains information specifically regarding the Employee.

                  (i) to maintain all records necessary for verification of information required to be filed with the Secretary of Labor;

                  (j) to pay premiums when due to the Pension Benefit Guaranty Corporation with respect to insurance coverage;

                  (k) to allocate the assets of the Plan available to provide benefits to Employees in the event the Plan should terminate;

                  (l) to report to the Pension Benefit Guaranty Corporation any reportable event, as such is defined in ERISA, which becomes known to him;

                  (m) to report to the Trustee all available information regarding the amount of benefits payable to each Employee, the amount of benefits guaranteed, the computations with respect to the allocation of assets, and any other information which the Trustee may require in order to terminate the Plan; and

                  (n) to obtain cash flow projections from the actuary and supply them to the Trustee in order to maintain an appropriate investment policy.

         SECTION 9.04 RULES AND DECISIONS. The Committee may adopt such rules as it deems necessary or desirable. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees in similar circumstances. The Committee is required to provide a notice in writing to any person whose claim for benefits under this Plan has been denied, setting forth the specific reasons for such denial. The Committee shall adopt rules or procedures to carry out the intent of this Section and to provide a basis for a full and far review by the Committee of the decision denying the claim and provide such person with an opportunity to supply any evidence he has to sustain the claim. Failing to file a claim shall not, of itself, result in a forfeiture of any nonforfeitable benefits hereunder.

         Any rule or decision, except as to benefits, which is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and there shall be no appeal from any ruling by the Committee which is within its authority.

         When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by the Employer, the legal counsel of the Employer, or the actuary for the Plan.

         SECTION 9.05 COMMITTEE PROCEDURES. The Committee shall adopt such bylaws as it deems desirable. The Committee may elect one of its members as chairman and may elect a secretary who may, but need not, be a member of the Committee. The Committee shall advise the Trustee of such elections in writing. The Secretary of the Committee shall keep a record of all meetings and forward all necessary communications to the Trustee and the actuary.

         SECTION 9.06 AUTHORIZATION OF BENEFIT PAYMENTS. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Committee shall keep on file, in such manner, as it may deem convenient or proper, all reports from the Trustee.

         SECTION 9.07 PAYMENT OF EXPENSES. All expenses incident to the administration, termination or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, Trustee's fees and premiums to the Pension Benefit Guaranty Corporation, shall be paid by the Company, which may require reimbursement from other Employers, or if not paid by the Company, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a first and prior claim and lien against the Trust Fund.

         SECTION 9.08 UNCLAIMED BENEFITS. During the time when a benefit hereunder is payable to any designated beneficiary or distributee, the Committee, upon request by the Trustee, or at its own instance, shall mail by registered or certified mail to such beneficiary or distributee, at his last known address, a written demand for his then address, or for satisfactory evidence of his continued life, or both. If such information is not furnished to the Committee within three (3) months from the mailing of such demand, then the Committee may, in its sole discretion, determine that such beneficiary or distributee is deceased and may declare such benefit, or any unpaid portion thereof, suspended as if the death of the distributee (with no surviving designated beneficiary) had occurred on the date of the last payment made thereon or the date such beneficiary or distributee first became entitled to receive benefit payments, whichever is later. Failure to furnish such information shall not result in the forfeiture of any nonforfeitable benefits, and any such declaration by the Committee shall later be revoked upon a receipt of the requested information by the Committee. All such unclaimed benefits shall be and remain assets of the Trust and in no event shall they escheat to any governmental unit under any escheat law. Upon termination of the Plan, the Committee may take such steps as it deems appropriate to provide for the payment of benefits of Participants and beneficiaries who cannot be located, including payment of such benefits to an individual or corporate fiduciary. Any such benefits which remain at the termination of the Plan shall be forfeited and treated as residual assets of the Plan under Section 14.05.

         SECTION 9.09 LIABILITIES OF COMMITTEE. A Committee member shall only be liable for any act or omission on his part which is not performed with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims or for not acting in accordance with the documents and instruments governing this Plan insofar as such documents and instruments are consistent with the provisions of ERISA. A Committee member shall be liable for any act or omission of any other Committee member, or for any act or omission on his part, only to the extent required by ERISA. Any provision in the Plan to the contrary notwithstanding, the Committee member shall be subject to the provisions of ERISA.

         SECTION 9.10 INDEMNIFICATION OF COMMITTEE. The Employers shall indemnify each Committee member against any liability or loss sustained by him by reason of any act or failure to act in the capacity as Committee member unless such act or failure to act is a result of judicially determined gross negligence or willful misconduct. The Employers may purchase insurance as they seem necessary to indemnify each Committee member against any such liability or loss which may be sustained by him. Such indemnification shall include attorneys fees reasonably incurred by the member in defense of any action brought against him by reason of any such act or failure to act.

         SECTION 9.11 SERVICE OF LEGAL PROCESS. The Committee is designated for the service of legal process.

         SECTION 9.12 ALTERNATIVE MEANS OF COMMUNICATION. Whenever the Plan contemplates or provides for any disclosure, notice, application, instruction, election, or other communication related to the administration of the Plan, such communication may be made by any means approved by the Committee, including interactive telephone, computer or voice recognition systems, and electronic mail and communication to the extent consistent with rules adopted by the Department of Labor. The facsimile signature of any person may be accepted as an original signature to the extent consistent with such rules.


                                    ARTICLE X

                                     TRUSTEE

         SECTION 10.01 APPOINTMENT OF TRUSTEE. A Trustee (or Trustees) shall be appointed by the Company to administer the Trust Fund and shall be a "named fiduciary" with respect to the investment of assets of the Trust Fund. The Trustee shall serve at the pleasure of the Company and shall have such rights, powers and duties as are provided to a fiduciary for the investment of assets under ERISA.

         SECTION 10.02 RESPONSIBILITY OF TRUSTEE. All contributions under this Plan shall be paid to the Trustee and shall be held, invested and reinvested by the Trustee. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Employees, as provided in the Plan, and shall be used to pay benefits to Employees or their beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Company, except as provided in
Section 14.05.

         SECTION 10.03 FUNDING AND INVESTMENT POLICY. The Plan Administrator shall periodically obtain cash flow projections from the actuary and shall supply them to the Trustee so that an appropriate investment policy may be maintained which shall satisfy the objectives of this Plan and the requirements of ERISA. The Plan Administrator shall periodically review funding policy and method and shall notify the Trustee of any anticipated significant changes in the number or composition of Plan participants or any other matter (including a change in the contribution level) which would have a significant impact on the expected cash flow.

         SECTION 10.04 BONDING OF TRUSTEE. No Trustee shall be required to furnish any bond or security for the performance of its powers and duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory.

                                   ARTICLE XI

                                   LIMITATIONS

         SECTION 11.01 GOVERNMENTAL RESTRICTIONS.

                  (a) In the event that the Plan terminates, the benefit of any highly compensated employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. For purposes of this Section, the term highly compensated employee shall mean any Employee who, (i) during the Plan Year of determination or the immediately preceding Plan Year, was at any time a five percent (5%) owner (as defined in Code Section 416(i)(1)); or (ii) for the preceding Plan Year the Employee or former Employee received compensation from the Employer in excess of $80,000, adjusted in accordance with Internal Revenue Service regulations and other guidance. In addition, for purposes of this Section, former Employees shall be treated as highly compensated employees if such an Employee was a highly compensated employee upon termination of employment with the Employer or such an Employee was a highly compensated employee at any time after attaining age fifty-five (55). For purposes of this paragraph, the term "compensation" shall have the same meaning as in Code Section 415(c)(3).

                  (b) In addition, the benefits payable under the Plan to any of the twenty-five most highly compensated active and former highly compensated employees shall be restricted such that the annual payments are no greater than an amount equal in each Plan Year to the payments that would be made on behalf of such employee under (i) a straight life annuity that is the actuarial equivalent of the Accrued Benefit and other benefits to which the Employee is entitled under the Plan (other than a social security supplement), and (ii) the amounts of payments that the Participant is entitled to receive under a social security supplement (if any). For purposes of this Section, the Participant's benefit shall include any loans made under the Plan in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided by insurance on the Participant's life.

                  (c) The restrictions contained in paragraph (b) shall not apply if:

                           (i) after payment to such Participant of all benefits
                  payable to such Participant, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code; or

                           (ii) the value of benefits payable to the Participant
                  is less than one percent (1%) of the value of the current liabilities of the Plan; or

                           (iii) the value of the benefits payable to the
                  Participant does not exceed $3,500 or such greater amount as may be allowed by the Secretary of the Treasury.

                  (d) The restrictions contained in this Section 11.01 are intended to comply with Reg. Section 1.401(a)(4)-5(c). These restrictions shall be waived to the extent permitted by the Secretary of the Treasury.

                  For purposes of this Section, this Plan shall be deemed to have commenced on July 1, 1984, the date of adoption of the predecessor plan by CKB & Associates, Inc.

                  (e) A Participant's otherwise restricted benefit may be distributed in full to the affected Participant if prior to receipt of the restricted amount, the Participant enters into a written agreement with the Plan Administrator to secure repayment to the plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the employee (accumulated with reasonable interest) over the amounts that could have been distributed to the Participant under the straight life annuity described in Section 8.01(b) of the Plan (accumulated with reasonable interest).

                  (f) The Participant may secure repayment of the restricted amount described in paragraph (e) upon distribution by: (1) entering into an agreement for promptly depositing in escrow with an acceptable depository property having a fair market value equal to at least 125 percent of the restricted amount, (2) providing a bank letter of credit in an amount equal to at least 100 percent of the restricted amount, or
         (3) posting a bond equal to at least 100 percent of the restricted amount. If the Participant elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds. A Participant may use a combination of the foregoing methods to securing the repayment of the restricted benefit, provided that the fair market value of the property pledged to secure repayment is at least 125% of the restricted amount.

                           (i) The escrow arrangement may provide that an
                  employee may withdraw amounts in excess of 125 percent of the restricted amount. If the market value of the property in an escrow account falls below 110 percent of the remaining restricted amount, the employee must deposit additional property to bring the value of the property held by the depository up to 125 percent of the restricted amount. The escrow arrangement may provide that employee may have the right to receive any income from the property placed in escrow, subject to the employee's obligation to deposit additional property, as set forth in the preceding sentence.

                           (ii) If only a letter of credit or bond is used to
                  the repayment of the restricted benefit, the surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the restricted amount.

                           (iii) If the Plan Administrator certifies to the
                  depository, surety or bank that the employee (or the employee's estate) is no longer obligated to repay any restricted amount, a depository may redeliver to the employee any property held under an escrow agreement, and the surety or bank may release any liability on an employee's bond or letter of credit.

         SECTION 11.02 BENEFIT LIMITATIONS.

                  (a) The Annual Benefit payable to a Participant at any time shall not exceed the Maximum Permissible Amount. If the benefit a Participant would otherwise accrue in the Plan for a Limitation Year produces an Annual Benefit in excess of the Maximum Permissible Amount, the rate of accrual shall be reduced so that Annual Benefit equals the Maximum Permissible Amount.

                  (b) If the Employer maintains or at any time maintained another defined benefit plan, covering (or which covered) a Participant in this Plan, then the sum of Annual Benefits from all defined benefit plans of the Employer may not exceed the Maximum Permissible Amount with respect to those Participants. If the benefit a Participant would otherwise accrue under such plans would exceed such limitation, the benefit otherwise accruing under such other plan shall be reduced to the extent necessary to avoid a violation of this paragraph.

                  (c) If the Employer maintains or any time maintained another defined contribution plan, welfare benefit fund under Code Section 419(e), or an individual medical account under Code Section 415(l)(2) covering, or which covered, a Participant in this Plan, then for any Plan Year beginning prior to January 1, 2000, the sum of the defined contribution fraction and defined benefit fraction shall not exceed 1.0 with respect to those Participants, for any Limitation Year. If the benefit a Participant would otherwise accrue under such plans would exceed such limitation, the benefit otherwise accruing under this Plan shall be reduced to the extent necessary to avoid a violation of this paragraph.

                  (d) If an individual was a Participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the Maximum Permissible Amount for this individual under all of the defined benefit plans shall not be less than the individual's current accrued benefits. The preceding sentence applies only if all the defined benefit plans met the requirements of Code Section 415, for all Limitation Years beginning before May 6, 1986.

                  (e) In the case of an individual who was a Participant in the Plan as of December 31, 1999, the application of the limitations of this Section 11.02 shall not cause such Participant's Maximum Permissible Amount to be less than his Accrued Benefit under the Plan as of such date, as determined for the date benefits become payable to such Participant and in the optional form selected by the Participant, provided that such benefit does not exceed the limitations of section 415 of the Code as in effect on December 7, 1994, including the participation requirements under section 415(b)(5). In calculating such Maximum Permissible Amount, any Plan amendment increasing benefits adopted after December 31, 1999, and any cost of living adjustments that become effective after such date shall be disregarded. In addition, if the limitations of section 415 of the Code, as in effect on December 7, 1994, are less than the limitations that would be applied to determine the Participants Maximum Permissible Amount under the foregoing provisions on December 31, 1999, then the benefit preserved hereunder shall be reduced to such lesser amount. If, at any date after December 31, 1999, the Participant's total Plan benefit, before the application of Section 415, is less than the benefit otherwise preserved for such Participant hereunder, the Participant's Maximum Permissible Amount shall be reduced to the Participant's total Plan benefit.

         SECTION 11.03 DEFINITIONS. For purposes of Section 11.02 the following supplemental definitions apply:

                  (a) Maximum Permissible Amount

                           (i) This equals the lesser of:

                                    (A) 100% of the Participant's Average
                           Compensation, or

                                    (B) The defined benefit limit.

                           (ii) The limit in paragraph (a)(i)(A) above shall be
                  reduced proportionately if the Participant has less than 10 Years of Benefit Service (but not below 1/10). In making this computation future service occurring before the Participant's Normal Retirement Date may be counted (unless on the date of computation the Participant has terminated employment prior to Normal Retirement Date or the Plan has terminated).

                           (iii) The limit in paragraph (a)(i)(B) shall be
                  reduced proportionately if the Participant has less than 10 years of participation (but not below 1/10). For this purpose a year of participation is equivalent to a Year of Benefit Service for which the Employee was a Participant during some portion of the year. No more than one year of participation may be credited for any 12 months period. Future service occurring before the Participant's Normal Retirement Date may be counted, including the year in which the Normal Retirement Date occurs (but only if it can be reasonably anticipated the Participant will accrue a benefit in that year). Future service may not be counted after the date the Participant terminated employment or after the Plan has terminated. In computing the defined benefit fraction under Code Section 415(e), the adjustment in this paragraph shall be based on Years of Benefit Service.

                           (iv) In no event will the Maximum Permissible Amount
                  be less than $1,000 multiplied by a Participant's Years of Benefit Service up to 10. This exception only applies, however, if the Company has not maintained (at any time) a defined contribution plan, a welfare benefit plan (under Code
                  Section 419(e) or an individual medical account under Code
                  Section 415(1)(2) which covered the subject Participant.

                  (b) Annual Additions. The sum of the following amounts allocated on behalf of a Participant for a Limitation Year with respect to the Plan:

                           (i) all Employer contributions

                           (ii) all forfeitures

                           (iii) all voluntary Employee contributions

                           (iv) amounts allocated to separate medical accounts
                  under Code Sections 415(l) (which are part of a pension or annuity plan) and 419A(d)(2) (which are part of a welfare benefit fund defined in Code Section 419(e)).

                           (v) for an individual who controls over 50% of the
                  interests of any Company comprising the Employer, all amounts allocated under annuity contracts for that individual which qualify under Code Section 403(b)

                           (vi) voluntary employee contributions made to this
                  Plan or any other defined benefit plan maintained by the Employer are treated as annual additions made to a defined contribution plan.

                  (c) Annual Benefit: A retirement benefit under the Plan which is payable annually in the form of a straight life annuity, assuming

                           (i) the Participant will continue employment until
                  Normal Retirement Age under the Plan (or current age if later), and

                           (ii) the Participant's Compensation for the current
                  limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all Limitation Years.

                           (iii) Except as provided below, a benefit payable in
                  a form other than a straight life annuity must be adjusted to an Actuarially Equivalent straight life annuity before applying the limitations of this Article. For Limitation Years beginning before January 1, 2000, such Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate specified in Section 2.01(c)(i) or five percent (5%). Except as provided below, for Limitation Years beginning after December 31, 1999, the Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table specified in Section 2.01(c)(i) and the annuity benefit computed using a five percent (5%) interest rate assumption and the applicable mortality table defined in section 2.01(c)(v) of the Plan. In determining the Actuarially Equivalent straight life annuity for a lump sum or other benefit form except a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving Spouse), "the applicable interest rate," as defined in section 2.01(c)(iv) of the Plan, will be substituted for "a five percent (5%) interest rate assumption" in the preceding sentence.

                           (iv) No actuarial adjustment to the benefit
                  calculated under subparagraph (iii) above shall be required for (A) the value of a Qualified Joint and Survivor Annuity,
                  (B) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (C) the value of post-retirement cost-of-living increases made in accordance with section 415(d) of the Code and Reg. Section 1.415-3(c)(2)(iii). The Annual Benefit does not include any benefits attributable to employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer.

                  (d) Defined Benefit Limit: Generally, this is $90,000 per year. For Plan Years beginning in or after 1988, this limit shall be adjusted for cost of living as declared by the Secretary of the Treasury pursuant to Code Section 415(d).

                           (i) If the Participant's Annual Benefit commences
                  before the Participant's Social Security Retirement Age, but on or after age 62, the defined benefit dollar limitation shall be determined as follows:

                                    (A) If a Participant's Social Security
                           Retirement Age is 65, the defined benefit limit is determined by reducing the $90,000 limit by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                                    (B) If a Participant's Social Security
                           Retirement Age is greater than 65, the defined benefit limit is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

                           (ii) If the Annual Benefit of a participant commences
                  prior to age 62, the Defined Benefit Limit shall be an Annual Benefit that is the Actuarial Equivalent of the Defined Benefit Limitation for age 62, as determined above, reduced for each month by which benefits commence before the month in which the participant attains age 62. The Annual Benefit beginning prior to age 62 shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits, and the equivalent Annual Benefit computed using a five percent (5%) interest rate and the applicable mortality table as defined in section 2.01(c)(v) of the Plan. Any decrease in the defined benefit dollar limitation determined in accordance with this subparagraph
                  (ii) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the participant.

                           (iii) If the Annual Benefit of a Participant
                  commences after the Participant's Social Security Retirement Age, the Defined Benefit Limit as reduced in paragraph (a) above, if applicable, shall be adjusted so that it is the Actuarial Equivalent of an Annual Benefit of such dollar limitation beginning at the participant's Social Security Retirement Age. The equivalent Annual Benefit beginning after Social Security Retirement Age shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table specified in Section 2.01(c)(i) of the Plan for purposes of determining Actuarial Equivalence for delayed retirement benefits, and the equivalent Annual Benefit computed using a five percent (5%) interest rate assumption and the applicable mortality table as defined in section 2.01(c)(v) of the Plan.

                           (iv) Social Security Retirement Age is age 65 for an
                  individual born before 1938, age 66 for an individual born after 1937 and before 1955, and age 67 for an individual born after 1954.

                           (v) Any determination of Actuarial Equivalence under
                  this paragraph (d) made before January 1, 2000, with respect to a Participant whose benefit is subject to Section 11.02(e), shall be made on the basis of Section 415(b)(2)(E) of the Code as in effect on December 7, 1994, and the provisions of the Plan as in effect on December 7, 1994, provided that such provisions of the Plan met the requirements of Section 415(b)(2)(E) of the Code as in effect on that date.

                  (e) Compensation: A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, and commissions on insurance premiums, tips and bonuses). For self-employed individuals, "earned income" as defined in Code Section 415(b)(3) shall be substituted for Compensation. Compensation is that which is actually paid for the Limitation Year. Compensation excludes the following:

                           (i) Employer contributions to a plan of deferred
                  compensation which are not includible in the Employee's gross income for the taxable year in which contributed or Employer contributions under a Simplified Employee Pension to the extent contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

                           (ii) Amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) Amounts realized from the sale, exchange or
                  other disposition of stock acquired under a qualified stock option; and

                           (iv) Other amounts which received special tax
                  benefits, or contributions made by the Employer (whether or not under a salary reduction arrangement) towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the Employee).

                           (v) Amounts excluded from gross income under Sections
                  125 and 402(a)(8). Notwithstanding the foregoing, for Limitation Years beginning after

                  December 31, 1997, for purposes of applying the limitations of this Article, compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code section 402(g)(3)), and any amount which is contributed or deferred by the employer at the election of the Employee and which is not includible in the gross income of the employee by reason of section 125 or 457.

                  (f) Average Compensation: equals the Participant's average Compensation (as defined in paragraph (e) above) over the three consecutive Years of Vesting Service with the Employer that produce the highest average. In the case of a Participant who has separated from service, the Participant's highest average compensation will be automatically adjusted by multiplying such compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Internal Revenue Code in such manner as the Secretary of the Treasury shall prescribe. The adjusted compensation amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

                  (g) Limitation Year: the Plan Year.

                  (h) Current Accrued Benefit: A Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as of the close of the Limitation Year beginning in 1986, when expressed as an Annual Benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current accrued benefit, the following shall be disregarded:

                           (i) any change in the terms and conditions of the
                  Plan after May 5, 1986; and

                           (ii) any cost of living adjustments occurring after
                  May 5, 1986.

                  (i) Defined Benefit Fraction: The numerator of this fraction equals the sum of the Annual Benefit under all defined benefit plans (whether or not terminated) maintained by the Employer. The denominator equals the lesser of: (a) 125 percent of the defined benefit limit which is in effect the particular Limitation Year, or (b) 140 percent of the limit stated in 11.03(a)(i)(A), both (a) and (b) as modified by 11.03(a)(ii) or (vi).

                  Notwithstanding the definition above, if a Participant was a Participant in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, then the denominator equals the greater of: (a) the denominator determined above, or (b) 125 percent of the Participant's current accrued benefit (as if the Participant separated from service) on the last day of the Limitation Year which began in 1986, determined without regard to any amendments made after May 5, 1986. This assumes the plan(s) were maintained in accordance with Code Section 415 for all Limitation Years beginning in 1986 and before.

                  (j) Defined Contribution Fraction: The numerator of this fraction equals the sum of all Annual Additions allocated to the Participant for all plans maintained by the Employer for all current and prior Limitation Years, whether or not terminated. For this purpose

         Annual Additions do not include Participant Contributions allocated prior to the Plan Year beginning in 1987 unless they were counted as Annual Additions under the Code prior to the first Plan Year beginning in 1987. The denominator equals, for all Limitation Years the Participant was employed, whether or not the Employer maintained a Plan, the sum for each year of the lesser of:

                           (i) 125 percent of the dollar limit in effect for the
                  Plan Year under Code 415(1)(A), as adjusted for cost of living, or

                           (ii) 35% of the Participant's Compensation (as
                  defined in this Section) for the Limitation Year.

                  The Plan Administrator may elect to apply the transition rules stated in Code Sections 415(e)(4) and 415(e)(6).

                  If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 times (B) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction.

                  The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code
         Section 415 limitation applicable to the first Limitation Year on or after January 1, 1987.

                  The Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

                  Any permissible adjustments to the Defined Contribution Fraction which the Plan Administrator made prior to the effective date of this amendment shall remain in effect.

         SECTION 11.04 INCORPORATION OF SECTION 415 LIMITATIONS. The provisions of Sections 11.02-11.03 are intended to meet the requirements of Code Section 415, the limitations of which are incorporated by reference hereby. If the Committee determines a conflict exists between the Plan and Code Section 415, then Code Section 415 will supersede the Plan.

                                   ARTICLE XII

                           GUARANTEES AND LIABILITIES

         SECTION 12.01 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any

Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause.

         SECTION 12.02 RIGHTS TO TRUST ASSETS. No Employee shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Employee out of the assets of the Trust Fund. Neither an Employer, the Trustee, nor any member of the Committee shall be liable to any Employee or designated beneficiary for benefits from this Plan.

         SECTION 12.03 NONALIENATION OF BENEFITS.

                  (a) Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability for alimony or other payments for property settlement or support of a spouse or former spouse, or for any other relative of the Employee, but excluding devolution by death or mental incompetency, prior to being received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder. None of the unpaid Plan benefits or Trust assets shall be considered an asset of the Employee in the event of his insolvency or bankruptcy.

                  (b) The preceding paragraph shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p) or any domestic relations order entered before January 1, 1985.

                           (i) For purposes of this Section, a domestic
                  relations order shall mean any judgment, decree, or order (including approval of a property settlement agreement), made pursuant to a State domestic relations law (including a community property law), which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant.

                           (ii) A qualified domestic relations order ("QDRO")
                  shall mean any domestic relations order which creates or recognizes the existence of an alternative payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which clearly specifies:

                                    1. the name and last known mailing address
                           (if any) of the Participant and each alternate payee covered by the order;

                                    2. the amount of percentage of the
                           Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined;

                                    3. the number of payments or period to which
                           such order applies;

                                    4. the plan to which such order applies;

                  AND WHICH DOES NOT:

                                    5. require the Plan to provide any type or
                           form of benefits, or any option not otherwise provided under the Plan;

                                    6. require the Plan to provide increased
                           benefits (determined on the basis of actuarial value); or

                                    7. require the payment of benefits to an
                           alternate payee which are required to be paid to another alternate payee under another order previously determined to be a QDRO.

                  (c) The Committee shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Committee promptly shall notify the Participant and any other alternate payee named in the order, in writing, of the receipt of the order and Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Committee shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Committee shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Committee may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

                  (d) If any portion of the Participant's nonforfeitable Accrued Benefit is payable during the period the Committee is making its determination of the qualified status of the domestic relations order, the Committee shall direct the Trustee to segregate the amounts payable in a separate account and to invest the segregated account solely in fixed income investments. If the Committee determines the order is a QDRO within eighteen (18) months of receiving the order, the Committee shall direct the Trustee to distribute the segregated account in accordance with the order. If the Committee does not make its determination of the qualified status of the order within eighteen (18) months after receiving the order, the Committee shall direct the Trustee to distribute as if the order did not exist and shall apply the order prospectively if the Committee later determines the order is a QDRO.

                  (e) To the extent it is not inconsistent with the provisions of the QDRO, the Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

                  (f) The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the alternate payee(s).

                                  ARTICLE XIII

                                   AMENDMENTS

         SECTION 13.01     RIGHT TO AMEND.

                  (a) The Company reserves the right to make from time to time any amendment or amendments to this Plan which do not permit reversion of any part of the Trust Fund to the Employers except as provided in
         Section 14.05 and which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Employees included in the Plan. Any amendment shall be made by or pursuant to a resolution adopted by the Board of Directors of the Company, and shall be evidenced by such resolution or by a written instrument executed by such person as the Board of Directors of the Company shall authorize for such purpose. The Plan shall be amended as to an Employer upon delivery to such Employer of an executed copy of an amendment properly authorized and adopted by the Company.

                  (b) No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating any optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfied (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

                                   ARTICLE XIV

                                   TERMINATION

         SECTION 14.01 RIGHT TO TERMINATE. This Plan may be completely or partially terminated by the Company or may be partially terminated by any other Employer with respect to such other Employer's participation in the Plan, by action of its Board of Directors or, in the case of an unincorporated entity, by written approval of the partners or proprietor, as the case may be, of such unincorporated entity.

         SECTION 14.02 CONSOLIDATION OR MERGER.

                  (a) Upon an Employer's liquidation, bankruptcy, insolvency, sale, consolidation, or merger to or with another organization in which the Employer is not the surviving company, or upon an adjudication or other official determination of a court of competent jurisdiction or other public authority pursuant to which a conservator, receiver, or other legal custodian is appointed for the purpose of operation or liquidation of the Employer, the Plan and Trust will terminate insofar as the Employer is concerned, and all obligations and liabilities of the Employer thereunder which have not theretofore been funded shall inure to the successor Employer as set forth in ERISA. The Trust Fund assets shall be held or distributed as herein provided, unless the successor Employer assumes the duties and responsibilities of this Plan and Trust, or by the establishment of a separate plan and trust to which the Trust Fund assets of this Trust held on behalf of the Employer shall be transferred with the consent and agreement of the employer.

                  (b) In the event of any merger or consolidation with, or transfer of assets or liabilities to any other plan, each participant in this Plan shall have as a minimum benefit, upon termination, under the successor plan, the amount he would have received if this Plan had terminated at the time of such merger, consolidation or transfer.

         SECTION 14.03 ALLOCATION AND LIQUIDATION OF TRUST FUND.

                  (a) Upon a complete or partial termination of this Plan or a permanent discontinuance of contributions with respect to an Employer and subject to the requirements of ERISA as to allocation of assets, the rights of each affected Employee of the terminating Employer to benefits accrued hereunder to the date of such discontinuance, to the extent then funded, shall be nonforfeitable, and the proportionate interests of the Employees of the terminating Employer, and their beneficiaries, respectively, shall be determined by the actuary. The allocable assets of the Trust Fund shall be liquidated after provision is made for the expenses of administration, termination and liquidation, by the payment (or provision for payment) of benefits accrued prior to the date of termination, in the following order of precedence, subject to the provisions of Section 11.02:

                           (i) benefits to Employees or beneficiaries who began
                  receiving benefits at least three (3) years before the termination date of the Plan (including those benefits which would have been received for at least three (3) years if the Employee had retired) based on Plan provisions in effect during the five
                  (5) years prior to termination which produce the least benefits;

                           (ii) all other benefits insured by the Pension
                  Benefit Guaranty Corporation (including benefits that would be guaranteed except for the special limitation on coverage of a "substantial owner");

                           (iii) all other nonforfeitable benefits under the
                  Plan;

                           (iv) all other benefits under the Plan.

                  (b) In the event of such Plan termination, the expenses of the Trustee, Committee, actuary for the Plan, legal counsel, and any agent appointed by the terminating Employer to carry out the termination shall be a prior claim and lid on the monies available in the Fund.

                  (c) If the assets available for allocation to priority Class
         (1) are insufficient to satisfy in full all benefits in that class, the assets shall be allocated to individuals on the basis of the present value (as of the termination date) of such benefits (adjusted for any subsequent payments).

                  (d) If the assets available for allocation to priority Class
         (2) are insufficient to satisfy in full all benefits in that class, the assets shall first be allocated on the basis of the present value (as of the termination date) of such benefits which would have been provided under the Plan as in effect at the beginning of the five (5) year period ending on the date of Plan termination. If the assets are sufficient to provide for the above benefits, they shall be allocated as of the most recent amendment during the five (5) year period for which they will provide the full benefits. Any remaining assets shall be allocated in relation to the increase in present value of benefits from the next succeeding Plan amendment in that period.

                  (e) If the assets available for allocation to Classes (3) or
         (4) are insufficient to satisfy in full all benefits in that class, the assets shall be allocated on the basis of the present value (as of the termination date) of the benefits in the appropriate priority class.

         SECTION 14.04 MANNER OF DISTRIBUTION.

                  (a) Subject to approval of the Pension Benefit Guaranty Corporation, any distribution after termination of the Plan may be made at any time, and from time to time, in whole or in part; to the extent that no discrimination in value results, in cash, in securities, or other assets in kind (at fair market value), in the form of a Pension or a continued Pension, in nontransferable annuity contracts, or in installments, as the Committee, in its discretion, shall determine.

                  (b) The benefits as apportioned upon Plan termination may be provided:

                           (i) by the continuation of the Trust for the payment
                  of all or such of the benefits as are above the minimum limits then determined;

                           (ii) through the purchase of nontransferable
                  annuities from one or more insurance companies, with the amount of the benefit determined by a premium equal to the actuarial value of each Employee's benefit;

                           (iii) by a distribution in a single sum of the
                  actuarial value of each Employee's benefit; or

                           (iv) by a combination of (i), (ii), (iii) or any of
                  them.

         In making such distribution, any and all determinations, divisions, appraisals, apportionments and allotments shall be made by the Committee acting under the information supplied by the actuary and shall be final and conclusive and not subject to question by any person.

         SECTION 14.05 AMOUNTS RETURNABLE TO THE EMPLOYER. In no event shall an Employer receive any amounts from the Trust, except such amounts, if any, as set forth below:

                  (a) Upon termination of the Plan and notwithstanding any other provisions of the Plan, an Employer shall receive its allocable share of such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan to the Employees and beneficiaries, and arising out of any variations between actual requirements and expected actuarial requirements.

                  (b) In the event of a contribution made by an Employer by a mistake of fact, such contribution may be returned to the Employer within one (1) year after payment thereof

                  (c) If the initial determination letter is issued by the District Director of Internal Revenue to the effect that the Plan and Trust herein set forth or as amended prior to the receipt of such letter do not meet the requirements of Sections 401(a) and 501(a) of the Code, the Employer shall be entitled at its option to withdraw, within one (1) year of the receipt of such letter, all contributions made on and after the Effective Date, in which event the Plan and Trust shall be treated as if such Plan had been terminated on the Effective Date.

                  (d) Each contribution hereunder is conditioned upon the deductibility of such contribution under Section 404 of the Code and may be returned to an Employer if such deduction is disallowed (to the extent of the disallowance) within one (1) year of the disallowance.

                  (e) The amount returnable to the Employer under paragraphs (2) or (4) shall not exceed the excess of the amount contributed over, as applicable, the amount that would have been contributed had there been no mistake of fact or the amount that would have been contributed if the contribution had been limited to the amount deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Employer but losses attributable to the excess contribution must reduce the amount to be returned.

         SECTION 14.06 LIMITATIONS. The order of priorities set forth in Section
14.03 in the event of termination of the Plan shall be subject to the limitations provided by Section 11.01. In the event that such restrictions become effective, adjustments shall be made in the said priorities and amounts of distributions as may be necessary to satisfy the requirements of Section 11.01.

                                   ARTICLE XV

                 ADOPTION AND WITHDRAWAL BY OTHER ORGANIZATIONS

         SECTION 15.01 PROCEDURE FOR ADOPTION. Subject to the further provisions of Section 15.03, any corporation or organization with employees, now in existence or hereinafter formed or acquired, which is not already an Employer under this Plan and which is otherwise legally eligible, may, in the future, with the consent and approval of the Company, adopt the Plan hereby created and the related Trust, for all or any classification of persons in its employment, and thereby, from and after the specified effective date become an Employer under this Plan. Such adoption shall be effectuated by and evidenced by a formal instrument executed by the adopting organization and consented to by the Company, which may be this original instrument creating the Plan and the Trust or another instrument duly authorized by the adopting organization adopting this Plan and the Trust. The adoption instrument may contain such specific changes and variations in Plan or Trust terms and provisions applicable to such adopting Employer and its Employees, as may be acceptable to the Company and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent, to the Plan or Trust are reserved by the Company. The adoption instrument, if separate from this instrument, shall become, as to such adopting organization and its employees, a part of this Plan as then amended or thereafter amended and the related Trust. It shall not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust documents. The effective date of the Plan for any such adopting organization shall be that stated in the instrument of adoption, and from and after such effective date such adopting organization shall assume all the rights, obligations and liabilities of an individual Employer entity hereunder and under the Trust, and, unless otherwise agreed by both the Company and the adopting organization, the Plan shall be applied separately to each Employer; provided, however, that service with any of the adopting Employers shall, for all purposes of this Plan, be considered as Service with the Employer by whom an Employee is then employed. The administrative powers and control of the Company, as provided in the Plan and Trust, including the sole right to amendment, and of appointment and removal of the Committee and the Trustee and their successors, shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust.

         SECTION 15.02 WITHDRAWAL. Any participating Employer by action of its Board of Directors or other governing authority, and notice to the Company and Trustee, may withdraw from the Plan and Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan and Trust. A withdrawing Employer may arrange for the continuation by itself or its successor, of this Plan and Trust in separate forms for its own Employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan and Trust by merger with an existing plan and trust, and transfer of Trust assets. The Company may, in its absolute discretion, terminate an adopting Employer's participation at any time when in its judgment such adopting Employer fails or refuses to discharge its obligations under the Plan.

         SECTION 15.03 ADOPTION CONTINGENT UPON INITIAL AND CONTINUED QUALIFICATION. The adoption of this Plan and its related Trust by an organization as provided in Section 15.01 is hereby made contingent and subject to the condition precedent that said adopting organization meets all the statutory requirements for qualified plans, including but not limited to Sections 401(a) and 501(a) of the Code for its employees. The adopting organization shall request an initial approval letter of determination from the appropriate District Director of Internal Revenue to the effect that the Plan and Trust herein set forth or as amended before the receipt of such letter, meets the requirements of the applicable federal statutes for tax qualification purposes for such adopting organization and its covered employees. Unless such an initial approval letter is issued, such adoption shall become void and inoperative and any contributions made by or for such organization shall be promptly refunded by the Trustee. Furthermore, if the Plan or the Trust in its operation, becomes disqualified for such purposes for any reason, as to such adopting organization and its employees, the portion of the Trust Fund allocable to them shall be segregated as soon as is administratively feasible, pending either the prompt (l) requalification of the Plan and Trust as to such organization and its employees to the satisfaction of the Internal Revenue Service, so as not to affect the continued qualified status thereof as to other Employers, or (2) withdrawal of such organization from this Plan and Trust and a continuation by itself or its successor, of its Plan and Trust separately from this Plan and Trust, or by merger with another existing plan and trust, with a transfer of said segregated portion of Trust assets, as provided by Section 14.02, or (3) termination of the Plan and Trust as to itself and its employees.

                                   ARTICLE XVI

                                  MISCELLANEOUS

         SECTION 16.01 SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         SECTION 16.02 CLAIMS PROCEDURE. Claims for benefits under the Plan shall be filed on forms supplied by the Committee. Written notice of the disposition of a claim shall normally be furnished the claimant within ninety
(90) days after the application therefore is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided.

         SECTION 16.03 CLAIMS REVIEW PROCEDURE. Any Employee, former Employee, or beneficiary of either, who has been denied a benefit, or feels aggrieved by any other action of the Committee or Trustee, shall be entitled, upon request to the Committee and if he has not already done so, to receive a written notice of such action, together with a full and clear statement of the reasons for the action. If the claimant wishes further consideration of his position, he may obtain a form from the Committee on which to request a hearing. Such form, together with written statement of the claimant's position, shall be filed with the Committee no later than ninety (90) days after receipt of the written notification provided for above or in Section 16.02. The Committee shall normally schedule an opportunity for a full and fair hearing of the issue within the next thirty (3O) days (up to one hundred twenty (120) days for special circumstances). The decision following such hearing shall be made within sixty
(60) days (up to one hundred twenty (120) days for special circumstances) and shall be communicated in writing to the claimant.

         SECTION 16.04 PLAN BINDING. This Plan shall be binding upon the heirs and personal representatives of those individuals who become participants hereunder.

         SECTION 16.05 GOVERNING LAW. The Plan and all incidents thereof shall be interpreted and governed by the laws of the State of Texas, except insofar as preempted by ERISA.

         SECTION 16.06 NOTICE. Subject to Section 9.12, any notices required to be given herein by the Trustee, the Employer or Committee, if any, shall be deemed delivered when placed in the United States mails, in an envelope addressed to the place of business of the person to whom the notice is being given.

         SECTION 16.07 HEADINGS AND TITLES. Section headings and article titles are not part of the Plan for the purpose of construing the intended application of any provision of the Plan, but are for convenience only.

         SECTION 16.08 MULTIPLE ORIGINALS. This Plan may be executed in any number of counterparts, any signed copy of which shall be deemed an original.

         SECTION 16.09 AUTHORIZATION OF CORPORATE ACTION. Whenever this Plan confers a function or authority upon the Company or requires or permits any action by the Company, such function or authority may be performed by the Board of Directors of the Company, or any executive committee exercising the functions of the Board or its officers or subcommittees thereunto duly authorized by such Board or committee.

                                  ARTICLE XVII

                              TOP HEAVY PLAN RULES

         SECTION 17.01 APPLICATION OF TOP HEAVY RULES. Notwithstanding any of the foregoing provisions of the Plan, if, after applying the special definitions set forth in Section l7.02, this Plan is determined under Section 17.03 to be a Top Heavy Plan for a Plan Year, then the special rules set forth in Section
17.04 shall apply. For so long as this Plan is not determined to be a Top Heavy Plan, the special rules in Section 17.04 shall be inapplicable to this Plan.

         SECTION 17.02 SPECIAL DEFINITIONS. When used in this Section, the following terms shall have the following meanings:

                  (a) Aggregated Employers - the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an affiliated service group that includes the Employer, as those terms are defined in section 414(b), (c) or (m) of the Code.

                  (b) Aggregation Group - a grouping of the Plan and;

                           (i) each other qualified pension, profit sharing, or
                  stock bonus plan of the Aggregated Employers in which a Key Employee is a Participant; and

                           (ii) each other qualified pension, profit sharing or
                  stock bonus plan of the Aggregated Employers which is required to be taken into account for this Plan or any plan described in paragraph (i) above to satisfy the qualification requirement that this Plan cover a nondiscriminatory group of employees under Section 410(b) of the Code or the requirement that benefits be nondiscriminatory under section 401(a)(4) of the Code; and

                           (iii) each other pension, profit sharing or stock
                  bonus plan of the Aggregated Employers which is not included in paragraph (i) or (ii) above, but which the Employer elects to include in the Aggregation Group and which, when included, would not cause the Aggregation Group to fail to satisfy the qualification requirements that the Aggregation Group of plans cover a nondiscriminatory group of employees under Section 410(b) of the Code or the requirement that benefits be nondiscriminatory under section 401(a)(4) of the Code.

                  (c) Determination Date - for the first Plan Year of a Plan, the last day of such first Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

                  (d) Five Percent Owner - for each Aggregated Employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than five percent (5%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

                  (e) Key Employee - each Participant (whether or not then employed who at any time during a Plan Year (or any of the four preceding Plan Years) is a key employee under Section 416(i)(1) of the Code, including:

                           (i) an officer of any Aggregated Employer having
                  annual total compensation for any such Plan Year in excess of fifty percent (50%) of the amount then in effect under section 415(b)(l)(A) of the Code for any such Plan Year, or

                           (ii) one (l) of the ten (10) Employees (not
                  necessarily Participants) owning (or considered to own within the meaning of the Shareholder Attribution Rules) the largest interests in any of the Aggregated Employers (which are owned by employees) and who has annual total compensation from all the Aggregated Employers in excess of the limitation in effect under section 415(c)(l)(A), of the Code for any such Plan Year, or

                           (iii) a Five Percent Owner, or

                           (iv) a One Percent Owner having an annual
                  compensation from the Aggregated Employers of more than One Hundred Fifty Thousand Dollars ($150,000);

         provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the Aggregated Employers' employees or ten percent of all the Aggregated Employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of subparagraph (ii) above, if two employees have the same interest in any of the Aggregated Employers, the employee having the greatest annual total compensation from that Aggregated Employer shall be treated as having a larger interest. The term "Key Employee" shall include the beneficiaries of a deceased Key Employee.

                  (f) One Percent Owner - for each Aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than one percent (1%) of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For the purpose of determining compensation, however, all compensation received for all Aggregated Employers shall be taken into account.

                  (g) Shareholder Attribution Rules - the rules of section 318 of the Code, except that subparagraph (C) of section 318(a) (2) of the Code shall be applied by substituting "5 Percent" for the "50 percent" or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of Treasury.

                  (h) Top Heavy Aggregation Group - any Aggregation Group for which, as of the Determination Date, the sum of:

                           (i) the present value of the cumulative accrued
                  benefit for Key Employees under all defined benefit plans included in such Aggregation Group; and

                           (ii) the aggregate of the accounts of Key Employees
                  under any defined contribution plans included in such Aggregation Group,

         exceeds sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

                  (i) Calculation of Top-Heavy Status.

                           (i) For the purpose of determining the present value
                  of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the Plan during the five (5) year period ending on the Determination Date.

                           (ii) Any rollover contribution (or similar transfer)
                  initiated by the employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for the purposes of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

                           (iii) If any individual is not a Key Employee with
                  respect to a plan for any plan year, but such individual was a Key Employee with respect to a plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

                           (iv) The determination of whether a plan is a Top
                  Heavy Plan shall be made once for each Plan Year of the Plan as of the Determination Date for that Plan Year.

                           (v) In determining the present value of the
                  cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date. In determining this present value, the mortality and interest assumptions shall be those established by Section 2.01(c)(iv) and (v) for the Plan Year that includes such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

                           (vi) In determining the accounts of employees under a
                  defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve
                  (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required.

                           (vii) If any individual has not performed services
                  for any employer maintaining the plan (other than benefits under the plan) during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

                  (j) Top Heavy Plan - a qualified plan under which (as of the Determination Date):

                           (i) if the plan is a defined benefit plan, the
                  present value of the cumulative accrued benefits for Key

                  Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees; and

                           (ii) if the plan is a defined contribution plan, the
                  aggregate of the accounts of Key Employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

         In applying the foregoing, the following rules shall be observed:

                  1. Each plan of an Employer required to be included in an Aggregation Group shall be a Top Heavy Plan if such Aggregation Group is a Top Heavy Aggregation Group.

                  2. For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the Determination Date.

                  3. Any rollover contribution (or similar transfer) initiated by the employee and made after December 31, 1963 to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

                  4. If any individual is not a Key Employee with respect to a plan for any plan year, but such individual was a Key Employee with respect to the plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

                  5. The determination of whether a plan is a Top Heavy Plan shall be made once for each plan year of the plan as of the Determination Date for that plan year.

                  6. In determining the present value of the cumulative accrued benefit or employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

                  7. In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required.

                  8. If any individual has not performed services for any employer maintaining the plan (other than benefits under the plan) during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a Defined Benefit Plan and the account of the individual under a defined contribution plan shall not be taken into account.

         SECTION 17.03 DETERMINATION OF TOP HEAVINESS. Once each Plan Year, as of the Determination Date for that Plan Year, the Committee shall determine if this Plan is a Top Heavy Plan.

         SECTION 17.04 CONTINGENT PROVISIONS.

                  (a) If this Plan is determined to be a Top Heavy Plan for any Plan Year, the following provisions shall apply for that Plan Year (and to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.

                  (b) During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a Top Heavy Plan and the accrued benefits of all Participants in a defined benefit plan that is a Top Heavy Plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

                   If the Participant Has                        His Vested
                   Completed the Following                       Percentage
                  Years of Vesting Service:                       Shall Be:
                  -------------------------                      ----------

                  Less than 2 years                                  0%
                  2 years but less than 3 years                     20%
                  3 years but less than 4 years                     40%
                  4 years but less than 5 years                     60%
                  5 years but less than 6 years                     80%
                  6 years or more                                  100%

                  (c) In each subsequent Plan Year that the Plan is determined not to be a Top Heavy Plan, the other nonforfeitability provisions of the Plan (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

                  (d) For any plan Year that the Plan is determined to be a Top Heavy Plan, the accrued benefit for each Participant who is not a Key Employee shall not he less than one-twelfth (1/12th) of the applicable percentage of the Participant's average compensation for years in the testing period. For purposes of this paragraph the term "applicable percentage" means the lesser of: (1) two percent (2%) multiplied by the number of years of Vesting Service with the Employer, or (2) twenty percent (20%). A Participant's years of service with the Employer shall be equal to the Participant's Vesting Service except that a year of Vesting Service shall not be taken into account if:

                           (i) the Plan was not a Top Heavy Plan for any Plan
                  Year ending during such year of Vesting Service, or

                           (ii) such year of Vesting Service was completed in a
                  Plan Year beginning before January l, 1984.

                  (e) A Participant's "testing period" shall be the period of five (5) consecutive years during which the Participant had the greatest total compensation from the Employer; provided, however, that:

                           (i) the years taken into account shall be properly
                  adjusted for years not included in a year of Vesting Service; and

                           (ii) a year shall not be taken into account if such
                  year ends in a Plan Year beginning before January l, 1984, or such year begins after the close of the last year in which the Plan was a Top Heavy Plan.

                  (f) An individual shall be considered a Participant for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations). Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service). An individual shall not fail to accrue the minimum benefit merely because the individual
         (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual's compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.

                  (g) In years subsequent to the last Plan Year in which this Plan is a Top Heavy Plan, the other benefit accrual rules of the Plan shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant's accrued benefit as determined under this Section 3.4.

         SECTION 17.05 PRIORITIES AMONG PLANS. In applying the minimum benefit provisions of this Article in any Plan Year that this Plan is determined to be a Top Heavy Plan, the following rules shall apply:

                  (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

                  (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (l) of such plans is a Top Heavy Plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a Top Heavy Plan.

                  (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are Top Heavy Plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his total compensation (as defined in Section 11.03(3)).

         SECTION 17.06 ANNUAL CONTRIBUTION LIMITS.

                  (a) Notwithstanding anything apparently to the contrary in
         Article XI of the Plan, for any Plan Year that this plan is a Top Heavy Plan, in determining the combined plans fraction one hundred percent (100%) shall be used instead of one hundred twenty-five percent (125%) in Section 11.03(i) and Section 11.03(j) of the Plan.

                  (b) Paragraph (a) shall not apply to any Top Heavy Plan if such Top Heavy Plan satisfies the following requirements:

                           (i) The Top Heavy Plan (and any plan required to be
                  included in an Aggregation Group with such plan) satisfies the requirements of paragraph (d) if three percent (3%) were substituted for two percent (2%) and twenty percent (20%) were increased (but by no more than ten percentage points) by one percentage point for each year for which the plan was taken into account under paragraph (a).

                           (ii) A Top Heavy Plan would not be a Top Heavy Plan
                  if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of Top Heavy Plan and Top Heavy Aggregation Group.

         SECTION 17.07 TRANSITION RULE. If, but for this Section, Section 17.06(a) would begin to apply with respect to this Plan because it is a Top Heavy Plan, the application of Section 17.06(a) shall be suspended with respect to any individual so long as there are no accruals for such individual under this plan.

         SECTION 17.08 COORDINATING CHANGE. If this Plan is a Top Heavy Plan for any Plan Year, then for purposes of this Article to the Plan, section 415(e) (6)
(i) of the Code shall be applied by substituting "Forty-One Thousand Five Hundred Dollars ($41,500)" for "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875)."

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising the "Pension Plan of Remington Oil and Gas Corporation," the Company has caused this Plan to be duly executed in its name and behalf by its proper officer thereunto authorized this ____ day of _______, 2001.


                                   REMINGTON OIL AND GAS CORPORATION



                                   By:
                                      -----------------------------------------
                                   Title:
                                         ---------------------------------------